     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                       REGISTRATION NO. 33-91226
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 3
                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            ------------------------
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                              GARY A. BELLER, ESQ.
                  Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                         ------------------------------

                                   Copies to:
                            GARY O. COHEN, ESQ. AND
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036
                            ------------------------

    It is proposed that the filing will become effective (check appropriate box)


       / /  immediately upon filing pursuant to paragraph (b) of Rule 485



       /X/  on May 1, 1997 pursuant to paragraph (b) of Rule 485



       / /  On (date) pursuant to paragraph (a)(1) of Rule 485


       / /  on (date), pursuant to paragraph (a) of Rule 485
                            ------------------------


    This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

                            ------------------------


    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. THE REGISTRANT'S RULE 24f-2 NOTICE WAS FILED WITH THE COMMISSION ON OR ABOUT FEBRUARY 27, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      METROPOLITAN LIFE INSURANCE COMPANY
                             CROSS-REFERENCE TABLE

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
    1........................................  Cover Page
    2........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    3........................................  Inapplicable
    4........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES;
                                                 SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    5, 6, 7..................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account;
                                                 STATE REGULATION
    8........................................  FINANCIAL STATEMENTS
    9........................................  Inapplicable
   10(a).....................................  OTHER CERTIFICATE PROVISIONS--Owner; Beneficiary; Collateral Assignment
   10(c), 10(d)..............................  DEFINITIONS--Valuation Date; SUMMARY--May the Certificate be Surrendered
                                                 or the Cash Value Partially With-drawn; Is There a "Free Look"
                                                 Period?; CERTIFICATE BENEFITS--Benefit at Final Date; CERTIFICATE
                                                 RIGHTS--Surrender and Withdrawal Privileges; Exchange Privilege;
                                                 PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Cash
                                                 Value, Cash Value Transfers; THE FIXED ACCOUNT--Death Benefit
                                                 Transfer, Withdrawal, Surrender, and Loan Rights; OTHER POLICY
                                                 PROVISIONS--Payment and Deferment
   10(e).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement
                                                 While the Group Policy is in Effect
   10(f).....................................  VOTING RIGHTS
   10(g)(1)-(3), 10(h)(1)-(3)................  RIGHTS RESERVED BY METLIFE
   10(g)(4), 10(h)(4)........................  Inapplicable
   10(i).....................................  CERTIFICATE BENEFITS--Death Benefit; Cash Value; Optional Income Plans;
                                                 Optional Insurance Benefits; PAYMENT AND ALLOCATION OF
                                                 PREMIUMS--Issuance of a Certificate; Premiums; Allocation of Premiums
                                                 and Cash Value; Certificate Termination and Reinstatement While the
                                                 Group Policy is in Effect
   11........................................  SUMMARY--What are Separate Account UL, the Fixed Account and the
                                                 Metropolitan Series Fund? SEPARATE ACCOUNT AND METROPOLITAN SERIES
                                                 FUND-- Metropolitan Series Fund
   12(a).....................................  Cover Page

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   12(b), 12(e)..............................  Inapplicable
   12(c), 12(d)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   13(a), 13(b), 13(c), 13(d)................  SUMMARY--What are Separate Account UL, the Fixed Account and
                                                 Metropolitan Series Fund?; What Charges are Assessed in Connection
                                                 with the Certificate? CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT AND
                                                 METROPOLITAN SERIES FUND--The Separate Account; CERTIFICATE
                                                 BENEFITS--Death Benefit Increases
   13(e).....................................  SALES AND ADMINISTRATION OF THE CERTIFICATE
   13(f), 13(g)..............................  Inapplicable
   14........................................  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Certificate; SALES AND
                                                 ADMINISTRATION OF THE CERTIFICATES
   15........................................  PAYMENT AND ALLOCATION OF PREMIUMS
   16........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   17(a), 17(b)..............................  Captions referenced under Items 10(c), 10(d), 10(e) and 10(i) above
   17(c).....................................  Inapplicable
   18(a), 18(c)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
   18(b), 18(d)..............................  Inapplicable
   19........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; VOTING RIGHTS; REPORTS
                                                 RIGHTS RESERVED BY METLIFE
   20(a), 20(b)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   20(c), 20(d), 20(e), 20(f)................  Inapplicable
   21(a), 21(b)..............................  CERTIFICATE RIGHTS--Loan Privileges; OTHER CERTIFICATE
                                                 PROVISIONS--Payment and Deferment
   21(c), 22.................................  Inapplicable
   23........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES
   24........................................  OTHER CERTIFICATE PROVISIONS
   25........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   26........................................  CHARGES AND DEDUCTIONS--Other Charges
   27........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   28........................................  MANAGEMENT
   29........................................  Inapplicable
   30, 31, 32, 33, 34........................  Inapplicable
   35........................................  STATE REGULATION
   36, 37....................................  Inapplicable

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   38........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   39........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   40(a).....................................  Inapplicable
   40(b).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CHARGES AND DEDUCTIONS--Other Charges
   41(a).....................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES
   41(b), 41(c), 42, 43......................  Inapplicable
   44(a).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CERTIFICATE BENEFITS--Cash Value
   44(b).....................................  Inapplicable
   44(c).....................................  CHARGES AND DEDUCTIONS--Monthly Deduction From Cash Value
   45........................................  Inapplicable
   46........................................  Captions referenced under Item 44 above
   47........................................  Captions referenced under Items 10(c) and 16 above
   48, 49....................................  Inapplicable
   50........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   51(a), 51(b)..............................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 Cover Page; CERTIFICATE BENEFITS-- Optional Insurance Benefits;
                                                 CERTIFICATE RIGHTS-- Exchange Privileges
   51(c), 51(d), 51(e).......................  Captions referenced under Item 10(i) above
   51(f).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Certificate Termination and
                                                 Reinstatement While the Group Policy is in Effect
   51(g).....................................  Captions referenced under Items 10(i) and 13 above
   51(h), 51(j)..............................  Inapplicable
   51(i).....................................  DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES
   52(a), 52(c)..............................  RIGHTS RESERVED BY METLIFE
   52(b), 52(d)..............................  Inapplicable
   53(a).....................................  FEDERAL TAX MATTERS
   53(b), 54 through 58......................  Inapplicable
   59........................................  FINANCIAL STATEMENTS

  METLIFE -REGISTERED TRADEMARK-

                   GVUL

                PROSPECTUSES FOR

     - GROUP VARIABLE UNIVERSAL LIFE
       INSURANCE POLICIES AND CERTIFICATES

                  ISSUED BY

      METROPOLITAN LIFE INSURANCE COMPANY

     - METROPOLITAN SERIES FUND, INC.

                                  MAY 1, 1997

                                   PROSPECTUS
       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES (Minimum Specified Face Amount For A Certificate-$10,000; Minimum Group Size-200
                                eligible lives)
                 Issued by METROPOLITAN LIFE INSURANCE COMPANY


    Group variable universal life insurance policies ("Group Policies") and certificates available through the Group Policies ("Certificates") are offered by this Prospectus. The Group Policies and Certificates are issued by
Metropolitan Life Insurance Company, New York, NY ("MetLife"). Generally, so long as the Group Policy remains in force, the Certificates are designed to provide lifetime insurance coverage on the covered persons named in the Certificates, as well as maximum flexibility in connection with premium payments. This flexibility allows an owner of a Certificate to provide for changing insurance needs within the confines of a single insurance product.

    Group Policies may be issued to an employer (referred to herein as "participating entity") or to a trust that is adopted by a participating entity. Employees (including employees' spouses where specified in the Group Policy) of adopting employers may own Certificates issued under their respective participating entity's Group Policy. Unless the Certificate provides otherwise, only the owner of the Certificate (the "Owner") may exercise the rights set forth in the Certificate. The Certificate provides for a death benefit payable at the covered person's death. The death benefit varies because it includes the Certificate's cash value in addition to a fixed insurance amount.


    The Certificate's cash value will vary with the investment experience of the MetLife Separate Account UL ("Separate Account") investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to a fixed interest account within the General Account of MetLife ("Fixed Account"). The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Owner may withdraw or borrow a portion of the Certificate's cash surrender value, or the Certificate may be fully surrendered, at any time, subject to certain limitations. The Owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.



    The premiums paid, less premium expense charges, will generally be allocated at the Owner's discretion among one or more of the available Separate Account investment divisions or the Fixed Account. The participating entity may select which investment divisions will be available to Owners. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund").



    Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Certificates. The prospectus for the Fund describes the investment objectives and certain attendant risks of the ten currently available portfolios of the Fund. The following chart lists the name of each available portfolio and the company that has the day-to-day investment management responsibility with respect to each such portfolio.
PORTFOLIO                                        PORTFOLIO MANAGER
GFM International Stock                          GFM International Investors Limited
Janus Mid Cap                                    Janus Capital Corporation
Loomis Sayles High Yield Bond                    Loomis, Sayles & Company, L.P.
MetLife Stock Index                              Metropolitan Life Insurance Company
Scudder Global Equity                            Scudder, Stevens & Clark, Inc.
State Street Research Aggressive Growth          State Street Research & Management Company
State Street Research Diversified                State Street Research & Management Company
State Street Research Growth                     State Street Research & Management Company
State Street Research Income                     State Street Research & Management Company
T. Rowe Price Small Cap Growth                   T. Rowe Price Associates, Inc.


    As in the case of other life insurance policies, it may not be advantageous to purchase group variable universal life insurance as a replacement for an existing life insurance policy or in addition to an existing variable universal life insurance policy.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010              Telephone (800) 523-2894

                               TABLE OF CONTENTS

                                                       PAGE
                                                       -----
DEFINITIONS.......................................           3
SUMMARY...........................................           5
Who is the Issuer of the Group Policies and
 Certificates?....................................           5
What are Separate Account UL, the Fixed Account
 and the Metropolitan Series Fund?................           5
What Death Benefit is Available under the
 Certificate?.....................................           6
What Flexibility Does an Owner have to Adjust the
 Amount of the Death Benefit?.....................           7
What Flexibility Does an Owner have in Connection
 with Premium Payments?...........................           7
What Happens to Certificates when the
 Participating Entity's Active Participation in
 the Group Policy is Terminated?..................           7
If the Participating Entity Continues to
 Participate in the Group Policy, How Long Will
 the Certificate Remain in Force?.................           7
How are Net Premiums Allocated?...................           7
May the Certificate be Surrendered or the Cash
 Value Partially Withdrawn?.......................           8
Is There a "Free Look" Period?....................           8
What is the Loan Privilege?.......................           8
What Charges are Assessed in Connection with the
 Certificate?.....................................           9
What is the Tax Treatment of Cash Value?..........           9
Is the Beneficiary Subject to Federal Income Tax
 on the Death Benefit?............................           9
Is the Death Benefit or the Cash Value Subject to
 Federal Estate Tax?..............................           9
How should Premium Payments, Owner Requests and
 Other Communications be sent to MetLife?.........           9
SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND.....          10
The Separate Account..............................          10
Metropolitan Series Fund..........................          10
CERTIFICATE BENEFITS..............................          12
Death Benefit.....................................          12
Cash Value........................................          13
Benefit at Final Date.............................          21
Optional Income Plans.............................          21
Optional Insurance Benefits.......................          21
PAYMENT AND ALLOCATION OF PREMIUMS................          22

                                                       PAGE
                                                       -----
Issuance of a Certificate.........................          22
Premiums..........................................          22
Allocation of Premiums and Cash Value.............          23
Termination of Participating Entity Participation
 in the Group Policy..............................          25
Effect of Termination of Group Policy
 Participation on Owners..........................          25
Certificate Termination and Reinstatement While
 the Group Policy is in Effect....................          25
CHARGES AND DEDUCTIONS............................          26
Premium Expense Charges...........................          26
Monthly Deduction From Cash Value.................          26
Charges Against the Separate Account..............          27
Guarantee of Certain Charges......................          28
Other Charges.....................................          28
ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES, CASH
 SURRENDER VALUES AND ACCUMULATED PREMIUMS........          28
CERTIFICATE RIGHTS................................          32
Loan Privileges...................................          32
Surrender and Withdrawal Privileges...............          33
Exchange Privilege................................          33
THE FIXED ACCOUNT.................................          34
General Description...............................          34
Fixed Account Cash Value..........................          34
Death Benefit, Transfer, Withdrawal, Surrender and
 Certificate Loan Rights..........................          35
RIGHTS RESERVED BY METLIFE........................          35
OTHER CERTIFICATE PROVISIONS......................          35
SALES AND ADMINISTRATION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          36
DISTRIBUTION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          37
FEDERAL TAX MATTERS...............................          37
MANAGEMENT........................................          39
VOTING RIGHTS.....................................          42
Right to Instruct Voting of Fund Shares...........          42
REPORTS...........................................          42
STATE REGULATION..................................          43
REGISTRATION STATEMENT............................          43
LEGAL MATTERS.....................................          43
EXPERTS...........................................          43
FINANCIAL STATEMENTS..............................          44
APPENDIX TO PROSPECTUS............................          87


    THE GROUP POLICY AND CERTIFICATE ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                  DEFINITIONS

    ADMINISTRATIVE OFFICE--The office of MetLife at 177 South Commons Drive, Aurora, Illinois 60507, to which all Owner communications are to be sent. MetLife may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the office above.

    AGE--For each covered person in a particular group, Age is defined as of a day selected by the participating entity and set forth in the Group Policy. Age can be measured from the Date of the Group Policy or from December 31st of a given year, or from any other date agreed to by MetLife and the participating entity.

    ALLOCATION DATE--The date the first premium is applied to the Separate Account pursuant to the designation in the Certificate enrollment form and/or Group Policy application, as applicable. During the first Group Policy year, it is set at twenty days after the Investment Start Date with respect to any Certificate. During this twenty day period the net premium allocated to the investment divisions of the Separate Account under any new Certificate will be applied to the Fixed Account. After the first Group Policy year, the Allocation Date for all new Certificates issued with respect to that Group is the Investment Start Date.

    BENEFICIARY--The beneficiary is the person or persons designated by the Owner to receive the insurance proceeds upon the death of the covered person.

    CASH SURRENDER VALUE--The cash value less any indebtedness and any accrued and unpaid monthly deduction.

    CASH VALUE--The sum of the Certificate cash values in the Fixed Account, the investment divisions of the Separate Account and the Loan Account.

    CERTIFICATE--The group variable universal life insurance certificates issued under the group variable universal life insurance policy offered by MetLife and described in this Prospectus.

    CERTIFICATE MONTH--The month beginning on the monthly anniversary.

    COVERED PERSON--The person upon whose life the Certificate is issued.

    DATE OF RECEIPT--The date premiums and communications are actually received at an Administrative Office. Premium payments and communications will be deemed to be received on the Date of Receipt with three exceptions: (1) when they are received on any day that is not a Valuation Date; (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. With regard to
(1) and (2) above, the Date of Receipt will be deemed to be the next Valuation Date. The third exception is the date of receipt for the first premium payment with regard to each Certificate. In this case, and subject to the exceptions set forth in (1) and (2) above, the Date of Receipt is the later of (1) the Date of Certificate and (2) the date the first premium for a Certificate is received at the Administrative Office.

    DATE OF CERTIFICATE--The effective date for life insurance protection under the Certificate. The Date of Certificate is set forth in the Certificate and is used to determine Certificate years and Certificate months from issue. Certificate anniversaries are measured from the Date of Certificate.

    DATE OF GROUP POLICY--The date set forth in the Group Policy that is used to determine Group Policy years and Group Policy months. Group Policy anniversaries are measured from the Date of Group Policy.

    FINAL DATE--The certificate anniversary on which the covered person is age 95 or later if specified in the Certificate.

    FIXED ACCOUNT--An account which is part of the General Account and to which MetLife will allocate net premiums as directed by the Owner or participating entity, as applicable, and credit certain fixed rates of interest.

    GENERAL ACCOUNT--The assets of MetLife other than those allocated to the Separate Account or any other legally-segregated separate account.

    GROUP--A participating entity and all Owners and/or people eligible to become Owners under the participating entity's Group Policy.

    GROUP POLICY--For ease of reference in this Prospectus, this term includes both the group variable universal life insurance policy that the participating entity either participates in, is a party to or owns and which is offered by MetLife and described in this Prospectus together with any administration agreement entered into between the participating entity and MetLife.

    INDEBTEDNESS--The total of any unpaid Certificate loan and loan interest.

    INVESTMENT START DATE--The Date of Receipt of the first premium with respect to a Certificate.

    INVESTMENT DIVISION--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

    LOAN ACCOUNT--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Certificate loan requested by an Owner is transferred.

    MINIMUM GROUP SIZE--The minimum number of people in a group that is necessary before an employer can purchase a Group Policy. The minimum group size is currently 200 lives; however, MetLife reserves the right to issue a Group Policy or provide coverage to a participating entity that does not meet the minimum group size.

    MINIMUM SPECIFIED FACE AMOUNT--The minimum specified face amount of insurance for which a Certificate may be issued. The amount is set forth in the Certificate. The Certificate will never specify a minimum specified face amount of less than $10,000.

    MONTHLY ANNIVERSARY--The same date in each month as the Date of Group Policy or the date the Certificate is issued, as applicable. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

    MONTHLY DEDUCTION--Charges deducted monthly from the cash value of a Certificate and which include any monthly cost of insurance, monthly cost of benefits provided by riders and monthly administration charge.

    OWNER--The person so designated in the enrollment form for the Certificate or as subsequently changed.

    PAID-UP--An election under the Certificate whereby the Owner may terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a paid-up benefit under the Certificate. If the paid-up election is made, all or part of the remaining cash value in the Certificate will be transferred to the General Account and may no longer be allocated to the Separate Account or the Fixed Account. The Owner will receive any remaining cash surrender value that is not used to purchase a paid-up benefit. The paid-up benefit elected must not be more than can be purchased using the Certificate's cash surrender value or more than the death benefit under the Certificate at the time the election is made and must not be less than $10,000.

    PLANNED PERIODIC PREMIUM--An Owner's self-determined amount of premium planned to be paid at fixed intervals over a specified period of time. The Owner is not required to follow this schedule after the first premium payment.

    PORTABLE--A status that occurs when a covered person is no longer part of the participating entity's group. A Certificate becomes portable when an event specified in the Certificate occurs. These events may include: termination of the covered person's employment (other than through retirement) and retirement as determined by the participating entity, or the sale by the participating entity of the business unit with which the covered person is employed. An Owner of a portable Certificate will no longer be deemed to be a member of the participating entity's group for purposes of determining cost of insurance rates and charges.

    PORTFOLIO--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

    PRO RATA BASIS--Allocations made in the same proportion that the Certificate's cash value in the Fixed Account and the Certificate's cash value in each investment division of the Separate Account bear to the Certificate's total cash value (except for the cash value, if any, in the Loan Account) as of the Date of Receipt of a request.

    SEPARATE  ACCOUNT--Metropolitan  Life  Separate   Account  UL,  a   separate
investment account of MetLife through which premiums paid under the Certificate are invested to the extent allocated to the Separate Account by the Owner.


    SPECIFIED FACE AMOUNT--The amount of insurance specified in the Certificate.


    VALUATION DATE--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

    VALUATION   PERIOD--The  period  between  two  successive  Valuation  Dates, commencing at 4:00 p.m., New York City time, on each Valuation Date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

                                    SUMMARY

    Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Certificate loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Certificate Loan," "Payment and Allocation of Premiums--Certificate Termination and Reinstatement While the Group Policy is in Effect," and "Appendix to Prospectus").

    This Prospectus describes only those aspects of the Certificate that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Certificate functions (see "The Fixed Account").

WHO IS THE ISSUER OF THE GROUP POLICIES AND CERTIFICATES?

    MetLife, the issuer of the Group Policies and Certificates, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1996, MetLife had total life insurance in force of approximately $1.6 trillion and total assets under management of approximately $298 billion.

WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

    The Owner may allocate the net premiums paid under the Certificate to one or more of the investment divisions of the Separate Account, a separate investment account of MetLife (see "The Separate Account") and/or to a Fixed Account established by MetLife. In some cases, however, the participating entity may select the investment divisions available to Owners. Also, the participating entity may retain the right to allocate any net premiums it pays unless and until the covered person retires (as determined by the participating entity) or the Owner's Certificate becomes portable.

    There are currently ten investment divisions available in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund"). Each class of stock represents a separate portfolio within the Fund. The ten portfolios of the Fund which are currently available to Owners are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Aggressive Growth Portfolio, the GFM International Stock Portfolio, the MetLife Stock Index Portfolio, the Loomis Sayles High Yield Bond Portfolio, the
T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio and the Scudder Global Equity Portfolio. Net premiums allocated to the Fixed Account are held in the General Account of MetLife.


    Each portfolio of the Fund has a different investment objective and is managed by MetLife. For providing investment management services to the Fund, MetLife receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

                    METROPOLITAN SERIES FUND ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                                   OTHER EXPENSES
                                                                                                    AFTER EXPENSE
                                                                                 MANAGEMENT FEES  REIMBURSEMENT (A)    TOTAL
                                                                                 ---------------  -----------------  ---------
State Street Research Aggressive Growth Portfolio(d)...........................          .71%              .04%           .75%
State Street Research Diversified Portfolio(d).................................          .46%              .04%           .50%
GFM International Stock Portfolio(d)...........................................          .75%              .22%           .97%
State Street Research Growth Portfolio(d)......................................          .51%              .04%           .55%
State Street Research Income Portfolio(d)......................................          .33%              .07%           .40%
Janus Mid Cap Portfolio(b).....................................................          .75%              .20%           .95%
Loomis Sayles High Yield Bond Portfolio(b).....................................          .70%              .20%           .90%
MetLife Stock Index Portfolio..................................................          .25%              .05%           .30%
T. Rowe Price Small Cap Growth Portfolio(b)....................................          .55%              .20%           .75%
Scudder Global Equity Portfolio(b)(c)..........................................          .62%              .20%           .82%


------------
(a) Prior to May 16, 1993, MetLife paid all expenses of the then existing Portfolios of the Fund other than management fee, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.


(b) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.


(c) In addition, MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, MetLife estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.


(d) Reflects 1996 fees and expenses, restated for proposed management fee revisions.


    For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFIT IS AVAILABLE UNDER THE CERTIFICATE?

    The Certificate provides for the payment of a benefit upon the death of the covered person. The death benefit is the specified face amount of the Certificate plus the cash value on the date of death. If greater than the death benefit otherwise payable a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any accrued and unpaid charges (see "Certificate Benefits--Death Benefit").


    In addition, an Owner has the flexibility to add optional insurance benefits by riders specified in the Certificate. These may include a waiver of monthly deduction during total disability rider; an accelerated death benefit rider; an accidental death benefit rider; an accidental death or dismemberment benefit rider; and a dependent life benefits rider (see "Certificate Benefits--Optional Insurance Benefits"). The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value").


    Proceeds under the Certificate may be received in cash or under one of the available optional income plans described in the Appendix to Prospectus (see "Certificate Benefits--Optional Income Plans").

WHAT FLEXIBILITY DOES AN OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

    The Owner may increase the specified face amount of the Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Certificate Benefits"). For employees of a participating entity, automatic increases in specified face amount will be made in conjunction with each employee's salary increase on a date or dates specified by the participating entity. Any increases in the death benefit are subject to MetLife's underwriting rules (see "Certificate Benefits--Change in Specified Face Amount"). Any specified face amount increase also will result in additional charges (see "Certificate Benefits--Increases," and "Effect of Changes in Specified Face Amount on Charges"). The specified face amount may also be decreased by the Owner. The specified face amount may never be less than the minimum specified face amount set forth in the Certificate. In no event will the specified face amount be less than $10,000. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters").

WHAT FLEXIBILITY DOES AN OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

    If elected by a participating entity and authorized by the Owner, premiums are paid through payroll deduction and are remitted to MetLife by such employer on at least a monthly basis. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. If payroll deduction is not available, the Owner may remit premiums to MetLife directly on a quarterly or annual basis. Premium payments will not be credited to the Owner's Certificate until received by MetLife. An Owner has considerable flexibility concerning the amount and frequency of premium payments. An Owner need not pay any specific amount of minimum premiums. Instead, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Owner may be required to make an unscheduled premium payment in order to keep the Certificate in force (see "Payment and Allocation of Premiums").

WHAT HAPPENS TO CERTIFICATES WHEN THE PARTICIPATING ENTITY'S ACTIVE PARTICIPATION IN THE GROUP POLICY IS TERMINATED?

    If the participating entity or MetLife decides to terminate the participating entity's participation in the Group Policy, the participating entity will cease remitting any payroll deductions of premiums. In addition, no future Certificates will be issued under the Group Policy. The current Certificates may also be terminated by MetLife under certain circumstances. There are also circumstances where an Owner may continue the Certificate even after the participating entity's termination of its participation in the Group Policy. If the Certificate is not terminated, different current charges may apply but the guaranteed charges will not be greater than they were prior to the termination of the Group Policy. (See "Effect of Termination of the Group Policy Participation on Owners").

IF THE PARTICIPATING ENTITY CONTINUES TO PARTICIPATE IN THE GROUP POLICY, HOW LONG WILL THE CERTIFICATE REMAIN IN FORCE?

    The Certificate will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value"), and the grace period expires without a sufficient payment being made (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"). Therefore, failure to pay premiums will not automatically cause the Certificate to terminate and payment of premiums does not guarantee that the Certificate will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

    The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges"). The participating entity or Owner, as applicable, determines in the application for the Group Policy or enrollment form for the Certificate, respectively, what portions, if any, of net premiums paid by each are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the Allocation Date, as explained more fully under "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value." An Owner or participating entity, as applicable, may change allocations of future net premiums at any time without charge by notifying

MetLife in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by MetLife, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by MetLife plus any discretionary return declared by MetLife from time to time.

    Subject to certain restrictions, currently, an Owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account without charge (see "Charges and Deductions"). In the first 24 Certificate months, an Owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Certificate Rights--Exchange Privilege" and "The Fixed Account Death Benefit, Transfer, Withdrawal, Surrender, and Certificate Loan Rights.") An Owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").

MAY THE CERTIFICATE BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

    The Owner may surrender the Certificate at any time and receive the cash surrender value of the Certificate. Subject to certain limitations, the Owner also may make partial withdrawals from the cash surrender value at any time prior to the final date (see "Certificate Rights--Surrender and Withdrawal Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but not more than 2% of the amount withdrawn). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters").

IS THERE A "FREE LOOK" PERIOD?

    The Certificate provides for a free-look period that lasts until 10 days after receipt (except where state law requires a longer period for replacement policies or other reasons) or 45 days after the enrollment form has been completed, whichever is later. The Owner may return the Certificate within this period and MetLife will send the Owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Owner's bank.

    Following an increase in specified face amount requested by an Owner, there is a similar free look period that extends until the later of 10 days after the Owner receives revised Certificate pages reflecting the increase or 45 days after the request for the increase has been completed. During this period, the Owner may elect to terminate the increase, and all Certificate values will be restored to what they would have been had the increase not occurred. MetLife will also refund the amount of any premiums paid, to the extent necessary for the Certificate to continue to be within the definition of life insurance for federal income tax purposes (see "Premiums--Premium Limitations").

WHAT IS THE LOAN PRIVILEGE?

    An Owner may obtain a Certificate loan at any time that the Certificate has a loan value. Loans may be repaid at any time prior to the Final Date (see "Certificate Rights--Loan Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25. Loans are not available for Owners who have exercised the paid-up Certificate provision, except as otherwise required by law.

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE CERTIFICATE?

    PREMIUM EXPENSE CHARGES. Premium expense charges vary based on the Group Policy under which the Certificate is issued. These charges may consist of a charge of .35% of each premium payment to recover a portion of MetLife's estimated cost for the federal income tax treatment of deferred acquisition costs ("DAC tax charge") and a state premium tax charge of up to 5% of each premium payment (see "Charges and Deductions--Premium Expense Charges").

    MONTHLY DEDUCTION. The charges deducted as part of the monthly deduction can vary based upon the Group Policy under which an Owner's Certificate is issued. Cash value may be reduced by a monthly deduction equal to the sum of any applicable: (1) charge for the cost of insurance. MetLife uses simplified underwriting and guaranteed issue procedures. While the current costs of insurance rates are generally lower than 100% of the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"), the guaranteed rates are up to 150% of the maximum rates that could be charged based on the 1980 CSO Table. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some healthy individuals; (2) cost of any optional insurance benefits added by rider;
(3) monthly administration charge, which may be up to $5.00 per Certificate per month as specified in the Certificate. (See "Charges and Deductions--Monthly Deduction from Cash Value.")

    CHARGES AGAINST SEPARATE ACCOUNT. A daily charge equivalent to an effective annual rate of at least .45% and not to exceed .90% of the average daily value of the net asset, in the Separate Account which are attributable to the Certificates is imposed to compensate MetLife for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks").

    No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should MetLife determine that such taxes will be imposed, MetLife may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters"). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

    Cash value under a Certificate is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Certificate is not a modified endowment contract as discussed in the following paragraph, a Certificate owner generally will be taxed on cash value withdrawn from the Certificate, the cash value received upon surrender of the Certificate or the cash value distributed at the Final Date of a Certificate only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal or on the Final Date of a Certificate in excess of premiums paid will be treated as ordinary income.

    Special rules regarding taxation, including the imposition of a tax penalty, govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. For more information, see "Federal Tax Matters."

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

    Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Certificate under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters").

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

    The death benefit under the Certificate or the cash value may be subject to federal estate tax (see "Federal Tax Matters").

HOW SHOULD PREMIUM PAYMENTS, OWNER REQUESTS AND OTHER COMMUNICATIONS BE SENT TO METLIFE?

    Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount, or changes of premium allocation) should be sent to the Administrative Office for the Certificate. MetLife may name different Administrative Offices for different transactions. In the future MetLife may permit transfer and withdrawal or other requests to be made by telephone.

    To exercise rights under a Certificate, the Owner must follow the procedures stated in the Certificate. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount, change an address or request any other action by MetLife, the Owner should utilize the forms prepared by MetLife for each purpose. The forms are available from the Administrative Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

    The Separate Account, which is a separate investment account of MetLife, was established by MetLife pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other variable universal life insurance products issued by MetLife. The assets allocated to the Separate Account are the property of MetLife, and MetLife is not a trustee by reason of the Separate Account.

    The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of MetLife. Each Certificate provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of MetLife with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of MetLife. The liabilities are the actuarially determined amount of MetLife's total commitments under the Certificates; the reserves are the assets allocated to pay these commitments. The values of the assets in the Separate Account will not at any time be less than the sum of all amounts then allocated to the Separate Account under variable life insurance policies.

    MetLife may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of MetLife's liabilities and reserves with respect to the Separate Account. MetLife may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities.

    Although the Separate Account is an integral part of MetLife, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of MetLife by the Commission.

    There are currently ten available investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Owners. In addition, investment divisions may be eliminated from the Separate Account. One division, whose corresponding portfolio is not listed below, has been eliminated from the Separate Account.

METROPOLITAN SERIES FUND

    The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each available Fund portfolio that may be available to Owners is set forth below.

    STATE STREET RESEARCH GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

    STATE STREET RESEARCH INCOME PORTFOLIO: The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

    STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

    STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

    GFM INTERNATIONAL  STOCK  PORTFOLIO:    The  investment  objective  of  this
portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

    METLIFE STOCK INDEX PORTFOLIO: The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.


    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.



    JANUS  MID CAP PORTFOLIO:   The investment  objective of this nondiversified
portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.



    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth by investing in small capitalization companies.



    SCUDDER GLOBAL EQUITY PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.



    MetLife acts as the investment manager of the Fund. State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of MetLife, provides sub-investment management services with respect to State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios. GFM
International Investors Limited ("GFM"), a subsidiary of MetLife, provides sub-investment management services with respect to the GFM International Stock Portfolio. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), whose general partner is indirectly owned by MetLife, provides sub-investment management services with respect to the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation ("Janus") provides sub-investment management services with respect to the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder") provides sub-investment management services with respect to the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by
MetLife. It is expected that State Street Research will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.

    MetLife purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

    On each Valuation Date, shares of each portfolio are purchased or redeemed by MetLife for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Certificate loans, loan repayments and benefit payments to be effected pursuant to the terms of the Certificates as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

    A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose" in the prospectus for the Fund for a discussion of the different separate accounts for MetLife and its affiliates that invest in the Fund and the risks related thereto.

                              CERTIFICATE BENEFITS

DEATH BENEFIT

    As long as the Certificate remains in force (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"), MetLife will, upon due proof of the covered person's death, pay the insurance proceeds of the Certificate to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the available optional income plans as described in the Appendix to Prospectus.

    The insurance proceeds are: (a) the death benefit provided on the date of death; plus (b) any additional insurance on the covered person's life that is provided by rider; minus (c) any outstanding indebtedness and any accrued and unpaid charges; and minus (d) certain amounts of death benefit previously decreased as a result of a claim under a rider to the Policy.

    The death benefit is equal to the specified face amount of insurance plus the cash value.

    MINIMUM DEATH BENEFIT--There is a minimum death benefit equal to the greater of (1) the death benefit and (2) a percentage of the cash value as set forth in the following table. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
40 and less:..........................           250%
45:...................................           215%
50:...................................           185%
55:...................................           150%
60:...................................           130%
65:...................................           120%

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
70:...................................           115%
75:...................................           105%
80:...................................           105%
85:...................................           105%
90:...................................           105%
95:...................................           100%

For the ages not listed, the percentage decreases by a ratable portion for each full year.

    In no event will the death benefit be lower than the minimum amount required to maintain the Certificate as life insurance under federal income tax law and applicable Internal Revenue Service rules.

    The death benefit provides insurance protection as well as possible build-up of cash value. The death benefit varies as the cash value changes.

    If the covered person dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

    CHANGE IN SPECIFIED FACE AMOUNT. Subject to certain limitations, an Owner may request an increase in the specified face amount of a Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Decreases" and "Increases" below). For Owners who are qualifying employees of employers who are participating entities, automatic increases in specified face amount will be made in conjunction with each employee's salary increases on a date or dates determined by the participating entity, unless such employee notifies MetLife in writing that no such automatic increases are desired. Any increases in the specified face amount are subject to MetLife's underwriting rules which may include a requirement for satisfactory evidence of the covered person's insurability. The specified face amount may also be decreased by the Owner. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters"). Any increase or decrease in the specified face amount requested by the Owner will become effective on the monthly anniversary on or next following the date of approval of the request.

    DECREASES. The specified face amount remaining in force after any requested decrease may not be less than the minimum specified face amount as specified in the Certificate. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see
"Premiums--Premium Limitations"). For purposes of determining the cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increases successively; and (b) the specified face amount on the Date of Certificate.

    INCREASES. Any requirements as to the minimum amount of an increase are specified in the Certificate. Any increases in specified face amount are subject to MetLife's underwriting rules.

    EFFECT OF CHANGES IN SPECIFIED FACE AMOUNT ON CHARGES. A change in the specified face amount may affect the net amount at risk which may affect an
Owner's cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefit. A change in the specified face amount may also affect the Certificate's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

CASH VALUE

    The total cash value of a Certificate at any time is the sum of the Certificate's cash values in the Fixed Account (see "The Fixed Account"), the Loan Account (see "Certificate Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Certificate's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

    CALCULATION OF SEPARATE ACCOUNT CASH VALUE. The portion of the first net premium allocated to the investment divisions of the Separate Account under a Certificate that is issued within the first Group Policy year will automatically be allocated to the Fixed Account from the Investment Start Date to the Allocation Date. Otherwise, on each Valuation Date, the Certificate's cash value in an investment division of the Separate Account will equal:

        (1) The cumulative amount of all net premium payments, transfers of cash value, loan repayments and interest credited on Certificate loans that are allocated to the investment division; minus

        (2) Any cash value transferred, surrendered or withdrawn from the investment division (including transfers to the Loan Account); minus

        (3) The portion of all charges and deductions allocated to the Certificate's cash value in the investment division (see "Charges and Deductions"); plus or minus

        (4) The cumulative net investment return (discussed below) on the amount of cash value in the investment division.

    The Certificate's total cash value in the Separate Account equals the sum of the Certificate's cash value in each investment division.

    SEPARATE ACCOUNT NET INVESTMENT RETURN. An investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Certificates as of any Valuation Date are determined as of such time.

    Each investment division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less
(1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to at least .45% and not more than .90% on an annual basis) and (2) a charge for MetLife's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

    Depending primarily on the investment experience of the underlying Fund portfolio, an investment division's net investment return may be either positive or negative during a Valuation Period.

    RATES OF RETURN. The following rates of return for the portfolios of the Fund shown below reflect all charges against the available Fund portfolios. The rates do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the rates of return would be lower in most cases. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE. IN ADDITION, THERE ARE SIGNIFICANT CHARGES AGAINST THE SEPARATE ACCOUNT, PREMIUMS AND THE CASH VALUE IN EACH CERTIFICATE THAT ARE NOT IMPOSED AGAINST THE AVAILABLE FUND PORTFOLIOS AND ARE THEREFORE NOT REFLECTED. These charges, i.e. charges against premiums, charges for mortality and expense risks, the administration charge, and the cost of insurance (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value"), significantly decrease the rates of return on a given Certificate. The rate of return is computed for each portfolio by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period, adjusting for dividends declared on that portfolio's shares and dividing the result by the net asset value per share at the beginning of the period. The resulting ratio is then annualized to obtain the Average Annual Return shown. The annualization makes the assumption that the rate of return does not vary from any one year period to another and takes into account the effect of compounding.



    Rates of return are useful for reviewing the effectiveness of Fund management and for comparing the investment returns of the underlying Fund portfolios. HOWEVER, FOR THE REASONS STATED ABOVE, NO OWNER SHOULD EXPECT TO RECEIVE FUND RETURN. The hypothetical historical illustrations that appear below demonstrate the effect on the underlying Fund portfolios' rates of return of all charges against the separate account, premiums and the cash value in the policy illustrated.



    The first column shown for each investment division begins on the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission and ends on the date indicated. Other periods shown begin on January 1st and end on December 31st of the following year, except that the average annual return column is for the entire period shown for the division in question. Thus the rates of return are based on the actual historical experience of the available Fund portfolios. The annual return for the GFM International Stock Portfolio was increased due to the voluntary assumption by MetLife of certain expenses for the GFM International Stock Portfolio of the Fund in 1993 (see "Management of the Fund" in the prospectus for the Fund). This subsidization affected annual return only by
 .01%. There was no subsidization in 1994, 1995 or 1996. No material is included relating to the Loomis Sayles High Yield Bond investment division, T. Rowe Price Small Cap Growth investment division, Janus Mid Cap investment division or Scudder Global Equity investment division because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.

                                6/24/83-    6/24/83-    12/31/83-   12/31/84-   12/31/85-   12/31/86-   12/31/87-   12/31/88-
                                12/31/96    12/31/83    12/31/84    12/31/85    12/31/86    12/31/87    12/31/88    12/31/88
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
STATE STREET RESEARCH
 GROWTH.......................   457.89%     (4.60%)      0.61%      34.80%      10.19%       5.67%       9.88%      39.96%
STATE STREET RESEARCH
 INCOME.......................   295.20%      2.00%      13.83%      27.21%      19.58%      (1.98%)      9.23%      13.42%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
 GROWTH.......................   (9.98%)     33.18%      11.57%      14.41%      (3.75%)     34.49%      21.57%     13.56%
STATE STREET RESEARCH
 INCOME.......................    9.98%      17.42%       6.90%      11.32%      (3.32%)     19.70%       3.61%     10.70%

                                                                    7/25/86-    7/25/86-    12/31/86-   12/31/87-   12/31/88-
                                                                    12/31/96    12/31/86    12/31/87    12/31/88    12/31/89
                                                                    ---------   ---------   ---------   ---------   ---------
STATE STREET RESEARCH
 DIVERSIFIED.....................................................    209.70%      3.40%       3.54%       8.88%      23.26%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
 DIVERSIFIED..................   (0.89%)     24.94%       9.49%      12.79%      (3.44%)     27.87%      14.16%     11.44%

                                                                                            4/29/88-    4/29/88-    12/31/88-
                                                                                            12/31/96    12/31/88    12/31/89
                                                                                            ---------   ---------   ---------
STATE STREET RESEARCH
  AGGRESSIVE GROWTH......................................................................    280.64%       4.62%     33.11%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
  AGGRESSIVE GROWTH...........   (11.35%)    66.46%      10.37%      22.66%      (3.52%)     31.00%       8.26%     16.66%

                                                                                                                     5/1/90-
                                                                                                                    12/31/96
                                                                                                                    ---------
METLIFE STOCK INDEX..............................................................................................    164.49%

                                                                                                                    AVERAGE
                                 5/1/90-    12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
METLIFE STOCK INDEX...........    1.95%      29.76%       7.44%       9.55%       1.15%      37.95%      21.74%     15.70%

                                                                                                                    AVERAGE
                                 5/1/91-     5/1/91-    12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/96    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
GFM INTERNATIONAL STOCK.......   35.88%      (1.55%)     (10.21%)     47.76%      4.45%       1.81%      (2.17%)     5.56%

     ILLUSTRATIONS. In order to demonstrate how the investment experience of the available portfolios of the Fund would have affected the death benefit and cash value of a Certificate, hypothetical illustrations showing the hypothetical net return of each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the available Fund portfolios as if the Separate Account had been in existence and a Certificate had been issued on the dates indicated. They do not reflect proposed Fund management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the cash value and death benefit amounts would be lower in most cases. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE.


    The illustrations are based on the payment of monthly premiums of $100 for a specified face amount of $100,000 for an individual aged 40. The illustrations assume that no riders are in effect. The periods illustrated are based on the rates of return for such periods set forth in "Rates of Return" above. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.

    For each investment division, one illustration is based on the guaranteed charge rates under a hypothetical representative standard Group Policy; the other illustration is based as if the current charge rates were in effect during the period illustrated that would be representative of such a Group Policy. The actual maximum and current charge rates can be expected to vary from one Group Policy to another (see "Charges and Deductions").


    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"); (2) a $5.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.


    The current illustrations assume: (1) that the covered person is in a rate class that has standardized cost of insurance charges equal as set forth in the following table:

         MONTHLY CURRENT COST
           OF INSURANCE RATE
---------------------------------------
             RATE PER THOUSAND DOLLARS
   AGE             OF INSURANCE
----------  ---------------------------
 40 to 44            $    0.17
 45 to 49            $    0.29
 50 to 54            $    0.48
 55 to 59            $    0.75
 60 to 64            $    1.17
 65 to 69            $    2.10

(2) a $2.00 per Certificate per month administration charge; (3) a 0.35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.

    These examples of Certificate performance are for a specific age, rate class, and group mortality characteristics premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific Certificate anniversary. The amount and timing of premium payments would affect individual Certificate benefits as would any withdrawals or Certificate loans.

    Performance may be shown for the systematic investment strategies made available under the Certificates (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies"). Average annual return for each of the systematic investment strategies may be calculated by presuming a certain dollar value at the beginning of a period, and comparing this dollar value with the dollar value, based on historical performance for the applicable investment divisions or the Fixed Account, at the end of the period, expressed as a percentage. The average annual return in each case will assume that no withdrawals have occurred and will not reflect charges against premiums, cost of insurance or other monthly policy charges.

    This Prospectus also contains illustrations based on assumed rates of return. See "Illustrations Of Death Benefit, Cash Values And Accumulated Premiums."

    The following examples show how the hypothetical net return of the investment division which invests in the corresponding portfolio of the Fund would have affected benefits for a Certificate issued on the January 1 immediately following the effective date of such portfolio if that Certificate imposed the charges and had the other characteristics discussed above under "Illustrations." These examples assume that net premiums and related cash values were in the applicable investment division for the entire period. No illustrations are included relating to the Loomis Sayles High Yield Bond investment division, T. Rowe Price Small Cap Growth investment division, Janus Mid Cap investment division or Scudder Global Equity investment division because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.

                          STATE STREET RESEARCH GROWTH

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,247      $     973     $ 100,973
1985...................................................          3,080          2,395       102,395
1986...................................................          4,615          3,579       103,579
1987...................................................          5,950          4,602       104,602
1988...................................................          7,789          6,009       106,009
1989...................................................         12,302          9,297       109,297
1990...................................................         12,226          9,092       109,092
1991...................................................         17,685         12,980       112,980
1992...................................................         21,056         15,290       115,290
1993...................................................         25,370         18,260       118,260
1994...................................................         25,581         18,044       118,044
1995...................................................         35,803         24,816       124,816
1996...................................................         44,863         30,662       130,662

                          STATE STREET RESEARCH GROWTH

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,247      $     818     $ 100,818
1985...................................................          3,080          1,978       101,978
1986...................................................          4,615          2,905       102,905
1987...................................................          5,950          3,668       103,668
1988...................................................          7,789          4,688       104,688
1989...................................................         12,302          7,238       107,238
1990...................................................         12,226          7,024       107,024
1991...................................................         17,685          9,914       109,914
1992...................................................         21,056         11,521       111,521
1993...................................................         25,370         13,552       113,552
1994...................................................         25,581         13,319       113,319
1995...................................................         35,803         18,150       118,150
1996...................................................         44,863         22,170       122,170

                          STATE STREET RESEARCH INCOME

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,332      $   1,038     $ 101,038
1985...................................................          3,091          2,403       102,403
1986...................................................          4,992          3,872       103,872
1987...................................................          6,101          4,720       104,720
1988...................................................          7,904          6,099       106,099
1989...................................................         10,252          7,735       107,735
1990...................................................         12,572          9,325       109,325
1991...................................................         16,096         11,781       111,781
1992...................................................         18,465         13,367       113,367
1993...................................................         21,809         15,642       115,642
1994...................................................         22,274         15,614       115,614
1995...................................................         27,978         19,225       119,225
1996...................................................         30,235         20,416       120,416

                          STATE STREET RESEARCH INCOME

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,332      $     873     $ 100,873
1985...................................................          3,091          1,985       101,985
1986...................................................          4,992          3,143       103,143
1987...................................................          6,101          3,757       103,757
1988...................................................          7,904          4,755       104,755
1989...................................................         10,252          6,020       106,020
1990...................................................         12,572          7,201       107,201
1991...................................................         16,096          8,991       108,991
1992...................................................         18,465         10,056       110,056
1993...................................................         21,809         11,573       111,573
1994...................................................         22,274         11,489       111,489
1995...................................................         27,978         14,004       114,004
1996...................................................         30,235         14,662       114,662

                       STATE STREET RESEARCH DIVERSIFIED

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1987...................................................     $    1,142      $     890     $ 100,890
1988...................................................          2,486          1,934       101,934
1989...................................................          4,393          3,408       103,408
1990...................................................          5,570          4,311       104,311
1991...................................................          8,333          6,433       106,433
1992...................................................         10,419          7,866       107,866
1993...................................................         13,018          9,669       109,669
1994...................................................         13,744         10,069       110,069
1995...................................................         18,936         13,716       113,716
1996...................................................         22,918         16,446       116,446

                       STATE STREET RESEARCH DIVERSIFIED

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1987...................................................     $    1,142      $     749     $ 100,749
1988...................................................          2,486          1,595       101,595
1989...................................................          4,393          2,758       102,758
1990...................................................          5,570          3,418       103,418
1991...................................................          8,333          4,994       104,994
1992...................................................         10,419          6,099       106,099
1993...................................................         13,018          7,441       107,441
1994...................................................         13,744          7,659       107,659
1995...................................................         18,936         10,281       110,281
1996...................................................         22,918         12,128       112,128

                              METLIFE STOCK INDEX

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  ----------------  -------------  -------------
1991...................................................     $    1,357       $   1,058      $ 101,058
1992...................................................          2,734           2,126        102,126
1993...................................................          4,249           3,297        103,297
1994...................................................          5,508           4,263        104,263
1995...................................................          9,020           6,962        106,962
1996...................................................         12,333           9,330        109,330

                              METLIFE STOCK INDEX

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1991...................................................      $   1,357        $     890      $ 100,890
1992...................................................          2,734            1,756        101,756
1993...................................................          4,249            2,670        102,670
1994...................................................          5,508            3,382        103,382
1995...................................................          9,020            5,412        105,412
1996...................................................         12,333            7,240        107,240

                    STATE STREET RESEARCH AGGRESSIVE GROWTH

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1989...................................................     $    1,338      $   1,043     $ 101,043
1990...................................................          2,327          1,810       101,810
1991...................................................          5,437          4,218       104,218
1992...................................................          7,372          5,703       105,703
1993...................................................         10,389          8,014       108,014
1994...................................................         11,207          8,479       108,479
1995...................................................         16,018         11,939       111,939
1996...................................................         18,544         13,662       113,662

                    STATE STREET RESEARCH AGGRESSIVE GROWTH

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  ----------------  -------------  -------------
1989...................................................     $    1,338       $     877      $ 100,877
1990...................................................          2,327           1,493        101,493
1991...................................................          5,437           3,416        103,416
1992...................................................          7,372           4,536        104,536
1993...................................................         10,389           6,261        106,261
1994...................................................         11,207           6,608        106,608
1995...................................................         16,018           9,237        109,237
1996...................................................         18,544          10,464        110,464

                            GFM INTERNATIONAL STOCK

BASED ON CURRENT CHARGES

                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1992...................................................      $   1,143        $     891      $ 100,891
1993...................................................          3,110            2,419        102,419
1994...................................................          4,400            3,413        103,413
1995...................................................          5,729            4,433        104,433
1996...................................................          6,791            5,242        105,242

                            GFM INTERNATIONAL STOCK

BASED ON GUARANTEED CHARGES

                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1992...................................................      $   1,143        $     750      $ 100,750
1993...................................................          3,110            1,998        101,998
1994...................................................          4,400            2,770        102,770
1995...................................................          5,729            3,523        103,523
1996...................................................          6,791            4,074        104,074

    From time to time the Separate Account may advertise its performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.

    From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE
    If the covered person is living, MetLife will pay to the Owner the cash value of the Certificate on the Final Date, reduced by any outstanding indebtedness (see "Certificate Benefits--Cash Value"). The Final Date of a Certificate is the Certificate anniversary on which the covered person is 95 or later, if so requested by the Owner and permitted by law (see "Federal Tax Matters").

OPTIONAL INCOME PLANS
    During the covered person's lifetime, the Owner may arrange for the cash surrender value to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date. If no election is made, MetLife will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

    When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the covered person's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS
    Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, may be included with a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Certificate.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees, and their spouses when provided by the participating entity. Individuals wishing to purchase a Certificate must complete an enrollment form which must be received in good order by the Administrative Office before a Certificate will be issued or any investment return will commence thereunder. A Certificate will not be issued with a specified face amount less than the Minimum Specified Face Amount. Acceptance is subject to MetLife's underwriting rules. MetLife reserves the right to reject an enrollment for any reason permitted by law.

PREMIUMS

    The Owner is not required to pay any specific amount of premiums. MOREOVER THE PAYMENT OF PREMIUMS WILL NOT GUARANTEE THAT THE CERTIFICATE REMAINS IN FORCE. Instead, the duration of the Certificate while the Group Policy is in force depends upon the Certificate's cash surrender value (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination").

    Premiums will be paid through payroll deduction, where provided by the participating entity. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. A participating entity may remit payroll deductions to MetLife as much as 30 days after the deduction is made. If there is no payroll deduction available, an Owner may elect to pay the premium quarterly or annually.

    Subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Certificate, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.


    During the first Group Policy year, the portion of the first premium payment under each Certificate allocated to investment divisions of the Separate Account will be allocated to the Fixed Account from the Investment Start Date until the Allocation Date as discussed in detail under "Allocation of Net Premiums," below. Thereafter, the portion of a premium payment allocated to the investment divisions of the Separate Account under such Certificates and any portion of premium payments allocated to the investment divisions of the Separate Account under Certificates issued after the first Group Policy year are credited to the Separate Account as of the Date of Receipt of the premium payment, together with any necessary allocation instructions in good order from the participating entity. The portion of each premium payment under each Certificate allocated to the Fixed Account is credited to the Fixed Account as of the Date of Receipt.


    PREMIUM LIMITATIONS. The Certificate will terminate after a grace period commencing on a monthly anniversary when the cash surrender value is insufficient to pay the monthly deduction on that date. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, MetLife will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Certificate from terminating.

    There may be cases where the total of all premiums paid could cause the Certificate to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Owner will include information regarding the modified endowment contract status of a Certificate. In cases where a Certificate is not an irrevocable modified endowment contract, the annual statement will indicate what action the Certificate owner can take to reverse the modified endowment contract status of the Certificate.

    The first premium may not be less than the planned periodic premium. Every unplanned premium payment must be at least $100. Premium payments less than these minimum amounts will be refunded to the Owner. These minimum premium limits can be changed by MetLife. No increase will take effect until 90 days after notice is sent to the Owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

    NET PREMIUMS. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

    ALLOCATION OF NET PREMIUMS. In the enrollment form for a Certificate, the Owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. In some cases, the participating entity retains the right to allocate the portion of any net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity), or the Certificate becomes portable. The Certificate includes a description of the Owner's right to allocate net premiums. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Owner may change the allocation of future net premiums without charge at any time by providing MetLife with written notification at the Administrative Office. The change will be effective as of the Date of Receipt of the notice at the Administrative Office.

    A newly-issued Certificate is credited with an investment return commencing with the date the first premium for that Certificate is received, or, if later, the Date of Certificate. With one exception, the investment return that commences on this "Investment Start Date" is based on the allocation among the Fixed Account and the investment divisions of the Separate Account selected by the Owner (or, to the extent mentioned in the preceding paragraph, the participating entity). The one exception is for Certificates that are issued during the first year that the related Group Policy has been in effect. For those Certificates, the initial premium payments allocated to the investment division of the Separate Account will be allocated to and earn the current interest rate in the Fixed Account during the 20 day period of time from the Investment Start Date to the Allocation Date. Thereafter, the investment return is based on the investment allocation selected by the Owner or participating entity as mentioned above.

    The Certificate's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Owner bears this investment risk. Owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

    CASH VALUE TRANSFERS. Except as described below, on and after the Allocation Date the Owner may transfer cash value among the Fixed Account and investment divisions of the Separate Account. In some cases, the participating entity may retain the right to transfer the portion of any cash value attributable to net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity) or the Owner's Certificate becomes portable. In addition, in some cases, the maximum amount that may be transferred from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in effect for less than that period, since the Certificate date. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies").The Certificate includes a description of the Owner's cash value transfer rights. There is no charge for transfers.

    A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $200 or the total amount in an investment division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the

Fixed Account counts as one transfer. MetLife will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Administrative Office, except in the limited circumstances described under "Other Certificate Provisions--Payment Deferment," and "The Fixed Account--Death Benefit Transfer, Withdrawal, Surrender and Certificate Loan Rights."

    Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to MetLife, or in another form of communication acceptable to MetLife.

    MetLife reserves the right, if permitted by state law, to allow Owners to make transfer requests by telephone. If MetLife decides to permit this transfer procedure, and an Owner elects to participate in the transfer procedure, the following will apply: the Owner will authorize MetLife to act upon the telephone instructions of any person purporting to be the Owner, assuming MetLife's procedures have been followed, to make transfers both from amounts in the Certificate's Fixed Account and in the Separate Account. MetLife will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Owner will be asked to produce the Owner's personalized data prior to MetLife initiating any transfer requests by telephone. Additionally, as with other transactions, the Owner will receive a written confirmation of any such transfer. Neither MetLife nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that MetLife or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are instituted and in the further event that an Owner who has elected to use such procedures encounters difficulty with them, such Owner should make the request to the Administrative Office.

    SYSTEMATIC INVESTMENT STRATEGIES. For certain groups, MetLife may permit the Owner to submit a written authorization directing MetLife to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. The participating entity will be able to inform its employees whether these investment strategies are available. MetLife currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Allocator" and the "Rebalancer." Only one of these systematic investment strategies may be in effect at any one time. The Owner may submit a written request electing a strategy or directing MetLife to cancel a systematic investment strategy at any time. The election of any systematic investment strategy in connection with a Certificate's initial purchase will become effective on the later of the Allocation Date and the end of the free look period.

    Under the "Equity Generator," Owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owners. Any such transfer from the Fixed Account to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as applicable, will be made at the beginning of each Certificate month following the Certificate month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.

    Under the "Equalizer," at the end of a calendar quarter, a transfer is made from the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of such elected investment division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Owner may then reelect the "Equalizer" strategy commencing on the next Certificate anniversary.

    Under the "Allocator," at the beginning of each Certificate month, an amount designated by the Owner is transferred from the Fixed Account to any investment division(s) specified by the Owner. The Owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Fixed Account each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Fixed Account for a certain number of months; or (3) designating a total amount to be transferred from the Fixed Account in equal monthly installments over a certain number of months. The Owner's designations must allow the "Allocator" to remain in effect for at least three months.

    Under the "Rebalancer," Owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. MetLife will redistribute the cash value at the beginning of each calendar quarter.

TERMINATION OF PARTICIPATING ENTITY PARTICIPATION IN THE GROUP POLICY

    Participation in the Group Policy will terminate if the participating entity decides to terminate its participation in the Group Policy. In addition, MetLife may also terminate the participating entity's participation in the Group Policy if during any twelve month period, the aggregate specified face amount for all Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum permissible levels established by MetLife and set forth in the Certificate or if the participating entity makes available to employees another life insurance product. Both the participating entity and MetLife must provide ninety days' written notice to the other as well to the Owners before terminating participation in the Group Policy. Termination of participation in the Group Policy means that the participating entity will no longer remit premiums to MetLife through payroll deduction and that no new Certificates will be issued under the participating entity's group. Owners of portable Certificates as defined in the Certificate as of the Certificate monthly anniversary next following the termination of the participating entity's participation in the Group Policy and Owners who exercised the paid-up Certificate provision as of a date not later than the last Certificate monthly anniversary immediately prior to notice of termination being sent to Owners will remain Owners of the Certificates.

EFFECT OF TERMINATION OF GROUP POLICY PARTICIPATION ON OWNERS

    A Termination by the participating entity or MetLife of the participating entity's participation in the Group Policy will not affect Owners whose Certificates have become portable or who have exercised their paid-up Certificate option by dates specified in the preceding paragraph. For all other Owners, the following applies:

    If the participating entity replaces the Group Policy with another life insurance product that accumulates cash value, Certificates will be terminated and cash surrender values of each Owner will be transferred to the other life insurance product. If the Owner does not elect to be covered under the new product or if the new product does not provide coverage for the Owner, the Certificate's cash surrender value will be transferred to the Owner.

    If the participating entity replaces the Group Policy with a life insurance product that does not accumulate cash value, Certificates will be terminated and Owners will receive their cash surrender value. In this case and in any other case where Owners receive their cash surrender value, Owners may purchase an annuity product from MetLife instead.

    If the participating entity does not replace the Group Policy with another life insurance product, then, depending on the terms of the Certificate, Owners may have the option of electing to become Owners of portable Certificates or Owners of paid-up Certificates, or Owners may have the option of electing the standard conversion rights set forth in the Certificate or receiving the cash surrender value of their Certificates.

    If an Owner becomes the Owner of a portable Certificate, the current cost of insurance may change but will never be higher than the guaranteed cost of insurance. If an Owner elects the standard conversion rights, insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate. The Owner will receive any cash surrender value not used to purchase such standard conversion right.

CERTIFICATE TERMINATION AND REINSTATEMENT WHILE THE GROUP POLICY IS IN EFFECT

    TERMINATION. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, MetLife will notify the Owner and any assignee of record of that shortfall. The Owner will then have a grace period of the greater of 61 days, measured from the Certificate monthly anniversary, or 30 days after the date notice is mailed, to make sufficient payment. Failure to make a sufficient payment within the grace period will result in termination of the Certificate without any cash surrender value. If the covered person dies during the grace period, the insurance proceeds will still be payable, but any accrued and unpaid monthly deductions will be deducted from the proceeds.

    REINSTATEMENT. Unless the Group Policy is terminated and the Owner would not have been permitted to retain the Certificate on a portable or paid-up basis (see "Effect of Termination of Group Policy Participation on Owners"), a terminated Certificate may be reinstated any time within 3 years (or longer where required by state law) after the end of the grace period and before the Final Date by submitting the following items to MetLife: (1) a written request for reinstatement; (2) evidence of insurability satisfactory to MetLife; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover the monthly deductions through the end of the grace period and for at least the two Certificate months commencing with the effective date of reinstatement.

    Indebtedness on the date of termination will be cancelled and need not be repaid, but may be reinstated. The amount of cash surrender value on the date of reinstatement will be determined in the manner set forth in the Certificate.

    The date of reinstatement will be the monthly anniversary on or next following the date of approval of the request. The terms of the original Certificate, including the insurance rates provided therein, will apply to the reinstated Certificate. A reinstated Certificate is subject to a new period of contestability (see "Other Certificate Provisions--Incontestability").

                             CHARGES AND DEDUCTIONS

    To the extent discussed in this section, the charges under the Certificates for one Group may differ from those for any other group. Because of the methodology for establishing the mix of charges and product features in the context of the particular circumstances of each Group, the Certificates issued in connection with each group are deemed to be a separate class or series.

PREMIUM EXPENSE CHARGES

    TAX CHARGES. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by MetLife. A charge of .35% of each premium payment is made to compensate MetLife for its increased federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. An additional charge is made for state premium taxes. Premium taxes vary from state to state, and may be zero in some cases. One rate will be charged for each group. The initial charge for each group will be an estimate of anticipated taxes to be incurred on behalf of each Group Policy during the first Group Policy year. For each Group Policy year after the first Group Policy year, the state premium tax charge will be based on anticipated taxes taking into account actual state and local premium taxes incurred on behalf of each Group Policy in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residences of the Owners. This charge may vary from 0 to 5% of premium. MetLife will waive state premium taxes for Internal Revenue Code section 1035 exchanges from any other policy to a Certificate. MetLife will waive the DAC tax charge for Internal Revenue Code section 1035 exchanges from another MetLife policy to a Certificate. MetLife does not anticipate making a profit on this charge.

MONTHLY DEDUCTION FROM CASH VALUE

    The monthly deduction from cash value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see "Certificate Benefits--Optional Insurance Benefits"), and the administration charges. The cost of insurance charge, and the administration charges are discussed separately in the paragraphs that follow. The charges that comprise the monthly deduction can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the charges applicable to each Owner.

    The monthly deduction accrues on each monthly anniversary commencing with the Date of Certificate; however, the actual deduction may be made up to 45 days after each such monthly anniversary. It will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Certificate" regarding when insurance coverage starts under a newly issued Certificate.

    COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. MetLife will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the insurance amount for each Certificate month. The insurance amount for a Certificate month is (a) the death benefit at the beginning of the Certificate month, less (b) the cash value at the beginning of the Certificate month.

    The insurance amount will be affected by changes in the specified face amount of the Certificate (see "Certificate Benefits--Death Benefits"). The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the minimum death benefit is in effect (see "Death Benefit--Minimum Death Benefit"), then the cost of insurance will vary directly with the cash value.

    COST OF INSURANCE RATE. Cost of insurance rates are based on the age and rate class of the covered person and group mortality characteristics, the particular characteristics (such as the rate class structure, the degree of stability in the charges sought by the participating entity and portability features) under the Group Policy that are agreed to by MetLife and the participating entity, and the amount of any surplus or reserves to be transferred to MetLife from any previous insurer or from another MetLife policy (see "Other Certificate Provisions--Dividends"). The actual monthly cost of insurance rates will be based on MetLife's expectations as to future experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the maximum rates that could be charged based on the 1980 CSO Table. The maximum guaranteed rates may be higher than the 1980 CSO Table because MetLife uses simplified underwriting and guaranteed issue procedures whereby the covered person may not be required to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to underwriting criteria. Under certain circumstances a covered person may be required to submit to a medical or paramedical examination. The current cost of insurance rates for most groups are lower than 100% of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all persons of the same insuring age, rate class and group. MetLife reviews its cost of insurance rates annually and adjusts the rates from time to time based on several factors including the number of Certificates in force for each group, the number of Certificates in the group surrendered or becoming portable during the period and the actual experience of the group.

    RATE CLASS. The rate class of a covered person affects the cost of insurance rate. MetLife and the participating entity will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other nondiscriminatory classes agreed to by the participating entity. Where smoker and non-smoker divisions are provided, a covered person who is in the non-smoker division of a rate class will have a lower cost of insurance than a covered person in the smoker division of the same rate class, even if each covered person has an identical Certificate.

    ADMINISTRATION CHARGE. The administration charge is a charge which may be up to $5.00 per Certificate per month as specified in the Certificate. The Certificate will describe the administration charge applicable to each Owner.

    This charge will be used to compensate MetLife for expenses incurred in the administration of the Certificate as a group variable universal life certificate. These expenses include the cost of processing enrollments, determining insurability, and establishing and maintaining Certificate records. Differences in the administration charge rates applicable to different Group Policies will be determined by MetLife based on expected differences in the administrative costs under the Certificates or in the amount of revenues that MetLife expects to derive from the charge. Such differences may result, for example, from features under each Group Policy that are agreed to by MetLife and the participating entity; the extent to which certain administrative functions in connection with the Group Policy are to be performed by MetLife or by the participating entity; and the expected average Certificate size.

CHARGES AGAINST THE SEPARATE ACCOUNT

    CHARGE FOR MORTALITY AND EXPENSE RISKS. A daily charge is made against the Separate Account for mortality and expense risks assumed by MetLife. The amount of the charge is equivalent to an effective annual rate of at least .45% and is guaranteed not to exceed an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies. MetLife reserves the right, if permitted by applicable law, to change the structure of mortality and expense risk charge so that it is charged on a monthly basis as a percentage of cash value attributable to the Separate Account or so that it is charged as a component of the monthly deduction.

    The mortality risk assumed is that covered persons may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will be greater than estimated. MetLife will realize a gain if the charges prove ultimately to be more than sufficient to cover the actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on MetLife. If its estimates of future mortality and expense experience are accurate, MetLife anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, MetLife could incur a loss.

    Differences in the mortality and expense risk charge rates applicable to different Group Policies will be determined by MetLife based on differences in the levels of mortality and expense risks under those Policies. Differences in mortality and expense risk arise principally from the fact that (a) the factors discussed above under "Monthly Deduction From Cash Value" on which the cost of insurance and administration charges are based are more uncertain in some cases than in others and (b) MetLife's ability to recover any unexpected mortality and administrative expense costs from the cost of insurance and administration charges will also vary from case to case depending on the maximum rates for such charges agreed upon by MetLife and the participating entity. MetLife will determine cost of insurance, administration, and mortality and expense risk charge rates pursuant to its established actuarial procedures, and in doing so MetLife will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.

    CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes. However, MetLife may decide to make such a charge in the future (see "Federal Tax Matters").

GUARANTEE OF CERTAIN CHARGES

    MetLife guarantees, and may not increase the rates specified in the Certificate for the following charges: the charge for the estimated cost of Federal income tax treatment of deferred acquisition costs, apart from any change in the law; the maximum cost of insurance charge; the maximum administration charge; and the maximum charge for mortality and expense risks with respect to the Certificates.

OTHER CHARGES

    FUND INVESTMENT MANAGEMENT FEE AND EXPENSES. Shares of the Fund are purchased for the Separate Account at their net asset value, which reflects Fund fees and expenses as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?" and in the attached prospectus for the Fund.

    The Certificates do not impose any charges for sales expenses. Such expenses will be paid from other sources, including any excess accumulated charges for mortality and expense risks under the Certificates, any other gains attributable to operations with respect to the Certificates and MetLife's general assets and surplus.

      ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in this section illustrate the way in which a Certificate's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of monthly premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for an individual who is age 40. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.

    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has maximum guaranteed cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 CSO Table; (2) a $5.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.

    The current illustrations assume: (1) that the covered person is in a rate class that does not distinguish between smoker and nonsmoker and has current standardized cost of insurance charges as set forth in the following table:

         MONTHLY CURRENT COST
           OF INSURANCE RATE
---------------------------------------
             RATE PER THOUSAND DOLLARS
   AGE             OF INSURANCE
----------  ---------------------------
 40 to 44            $    0.17
 45 to 49            $    0.29
 50 to 54            $    0.48
 55 to 59            $    0.75
 60 to 64            $    1.17
 65 to 69            $    2.10

Comparable illustrations for a covered person in MetLife's standard smoker underwriting risk classification or in a substandard risk classification would show lower cash values and, therefore, a lower death benefit. Conversely, comparable illustrations for a covered person in MetLife's standard nonsmoker underwriting risk classification would show higher cash values and cash surrender values and, therefore, a higher death benefit; (2) a $2.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.


    The amounts shown for the death benefits and cash values also take into account the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the available Fund portfolios (an average of the rates for the ten available portfolios of the Fund) and .13% for other direct expenses of the available Fund portfolios (the average of the expenses indicated in the chart of "Metropolitan Series Fund Annual Expenses" under "What are Separate Account UL, the Fixed Account, and the Metropolitan Series Fund?"). The amounts do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the death benefits and cash values amounts would be lower. Taking account of the charges for investment management services, other Fund expenses and the current charge for mortality and expense risks, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.12%, 4.86% and 10.83%, respectively. With the guaranteed charges, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.39% and 10.33%, respectively.


    The guaranteed maximum charge illustration is based on rates charged under a hypothetical representative standard Group Policy; the current charge illustrations are based on rates that would be representative of such a Group Policy (see "Monthly Deduction From Cash Value--Cost of Insurance Rate"). The actual maximum current charge rates can be expected to vary from one Group Policy to another.

    The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, MetLife will furnish an illustration reflecting the proposed covered person's age, Certificate charges, the specified face amount or premium amount requested, frequency of premium payments, and any available rider requested.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                               GUARANTEED CHARGES

                                                     TOTAL CASH VALUE(2)                  TOTAL DEATH BENEFIT(2)
                                 PREMIUMS           ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                                ACCUMULATED        GROSS ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
            END OF                 AT 5%             RATES OF RETURN OF                     RATES OF RETURN OF
         CERTIFICATE             INTEREST     ---------------------------------   ---------------------------------------
             YEAR                PER YEAR        0%          6%          12%          0%            6%            12%
------------------------------  -----------   ---------   ---------   ---------   -----------   -----------   -----------
 1............................    $ 1,232     $  784      $  809      $  834      $100,784      $100,809      $100,834
 2............................      2,526      1,529       1,626       1,726       101,529       101,626       101,726
 3............................      3,885      2,232       2,449       2,678       102,232       102,449       102,678
 4............................      5,311      2,894       3,275       3,696       102,894       103,275       103,696
 5............................      6,809      3,511       4,102       4,783       103,511       104,102       104,783
 6............................      8,382      4,083       4,929       5,944       104,083       104,929       105,944
 7............................     10,033      4,606       5,752       7,183       104,606       105,752       107,183
 8............................     11,767      5,081       6,568       8,507       105,081       106,568       108,507
 9............................     13,588      5,505       7,375       9,921       105,505       107,375       109,921
 10...........................     15,499      5,873       8,167      11,429       105,873       108,167       111,429
 15...........................     26,590      6,669      11,615      20,472       106,669       111,615       120,472
 20...........................     40,746      5,122      13,257      32,230       105,122       113,257       132,230
 25...........................     58,812        158      11,234      46,801       100,158       111,234       146,801
 30...........................     81,870          0(3)    2,087      62,987             0(3)    102,087       162,987

---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

(3) Zero value in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination," for further details.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                                CURRENT CHARGES

                                                   TOTAL CASH VALUE(2)            TOTAL DEATH BENEFIT(2)
                                 PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                                ACCUMULATED      GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
            END OF                 AT 5%           RATES OF RETURN OF               RATES OF RETURN OF
         CERTIFICATE             INTEREST     -----------------------------  --------------------------------
             YEAR                PER YEAR        0%         6%       12%         0%           6%       12%
------------------------------  -----------   ---------   -------  --------  -----------   --------  --------
 1............................    $ 1,232     $  932      $   962  $    992  $100,932      $100,962  $100,992
 2............................      2,526      1,854        1,971     2,091   101,854       101,971   102,091
 3............................      3,885      2,765        3,029     3,310   102,765       103,029   103,310
 4............................      5,311      3,667        4,139     4,660   103,667       104,139   104,660
 5............................      6,809      4,558        5,302     6,157   104,558       105,302   106,157
 6............................      8,382      5,296        6,374     7,663   105,296       106,374   107,663
 7............................     10,033      6,026        7,498     9,333   106,026       107,498   109,333
 8............................     11,767      6,747        8,677    11,183   106,747       108,677   111,183
 9............................     13,588      7,461        9,913    13,234   107,461       109,913   113,234
 10...........................     15,499      8,167       11,209    15,507   108,167       111,209   115,507
 15...........................     26,590     10,471       17,408    29,646   110,471       117,408   129,646
 20...........................     40,746     11,075       23,434    51,161   111,075       123,434   151,161
 25...........................     58,812      9,196       28,222    83,831   109,196       128,222   183,831
 30...........................     81,870      1,996       27,983   131,136   101,996       127,983   231,136

---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

    IT IS  EMPHASIZED THAT  THE HYPOTHETICAL  INVESTMENT RATES  OF RETURN  SHOWN
    ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               CERTIFICATE RIGHTS

LOAN PRIVILEGES

    CERTIFICATE LOAN. At any time, the Owner may borrow money from MetLife using the Certificate as the only security for the loan. Certificates under some Group Policies may be subject to a transaction charge of up to $25 for each loan. The smallest amount the Owner can borrow at any one time is $200. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 75% (or higher where required by state law) of the cash surrender value. For situations where a Certificate loan may be treated as a taxable distribution, see "Federal Tax Matters."

    ALLOCATION  OF CERTIFICATE LOAN.   MetLife will  allocate a Certificate loan
among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    INTEREST. Interest charges can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the interest charges applicable to each Owner. The interest rate may be up to 8% per year. The Certificate specifies the current interest rate applicable to each Owner. Interest payments are generally due at the beginning of each Certificate year. However, MetLife reserves the right to make interest payments due in a different manner. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Loan Account. Generally, interest paid to MetLife in connection with Certificate loans is not deductible. For further information with respect to loan interest deductibility, counsel and other competent advisors should be consulted.

    EFFECT OF A CERTIFICATE LOAN. As of the Date of Receipt of the loan request, cash value equal to the portion of the Certificate loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to the Certificate Loan Account, reducing the Certificate's cash value in the accounts from which the transfer was made. The transfer will be allocated among the Fixed Account and investment divisions of the Separate Account on a Pro Rata Basis (see "Charges and Deductions--Monthly Deduction from Cash Value").

    Cash value in the Loan Account equal to indebtedness will be credited with interest at a rate equal to the rate of loan interest charged less a percentage charge, determined by MetLife. This charge may be up to 2%. Thus, the interest rate credited may be up to 8%. The Certificate indicates the current charge applicable to each Owner and the current interest rate credited to the amounts in the Loan Account. The minimum rate credited to the Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

    The Certificate's cash value in the Loan Account will be the outstanding indebtedness on the Valuation Date plus any interest credited to the Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

    INDEBTEDNESS. Indebtedness equals the outstanding Certificate loan and loan interest. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, MetLife will notify the Owner and any assignee of record. If a sufficient payment is not made to MetLife within the greater of 61 days, measured from the such monthly anniversary, or 30 days after the date notice of the start of the grace period is mailed, the Certificate will terminate without value. The Certificate may, however, later be reinstated, subject to certain conditions (see "Certificate Termination and Reinstatement While the Group Policy is in Effect").

    REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Final Date while the covered person is living. If not repaid, MetLife will deduct indebtedness from any amount payable under the Certificate. As of the Date of Receipt of the repayment, the Certificate's cash value in the Certificate Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the

Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

    Subject to the limitations set forth below, at any time before the earlier of the death of the covered person and the Final Date, the Owner may make a partial withdrawal or totally surrender the Certificate by sending a written request to Administrative Office. The maximum amount available for surrender or withdrawal is the cash surrender value on the Date of Receipt of the request. Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but no more than 2% of the amount withdrawn) for each surrender, withdrawal or partial withdrawal. This charge would be used to defray MetLife's costs on effecting the transaction and it would not be designed to yield any profit to MetLife. No transaction charge will apply to the termination of a
Certificate due to the termination of the Group Policy by either the participating entity or MetLife. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters."

    SURRENDER. The Owner may surrender the Certificate for its cash surrender value. If the Certificate is being surrendered, MetLife may require that the Certificate itself be returned along with the request. An Owner may elect to have the proceeds paid in a single sum. If the covered person dies after the surrender of the Certificate and payment to the Owner of the cash surrender value but before the end of the Certificate month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Certificate's death benefit and cash value, both computed as of the surrender date.

    PARTIAL WITHDRAWALS. The Owner may make a partial withdrawal from the Certificate's cash surrender value. The minimum partial withdrawal is $200. The amount withdrawn will be deducted from the Certificate's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis. The death benefit will be reduced by the amount withdrawn.

    In some cases, the maximum amount that may be withdrawn through a partial withdrawal from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in force less than such period, since the Date of Certificate. The Certificate includes a description of the Owner's rights to make partial withdrawals.

EXCHANGE PRIVILEGE

    During the first 24 Certificate months following the issuance of the Certificate, the Owner may exercise the Certificate exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Certificate for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers." Similarly, during the first 24 months following an increase in the specified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase.

    In those states which require it, the Owner may also, during the first 24 Certificate months following the issuance of the Certificate, without charge, on one occasion exchange any Certificate still in force for a flexible premium fixed benefit life insurance policy issued by MetLife. Upon such exchange, the Certificate's cash value will be transferred to the General Account of MetLife.

                               THE FIXED ACCOUNT

    An Owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of MetLife. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and MetLife has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

    This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Group Policy and Certificates involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Certificate.

    Subject to applicable law, MetLife has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of MetLife.

    The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, MetLife guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. MetLife is not obligated to credit interest at any higher rate, although MetLife may do so, in its sole discretion.

FIXED ACCOUNT CASH VALUE

    Net premiums allocated to the Fixed Account are credited to the Certificate. The Certificate's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Certificate indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Certificate. ANY INTEREST METLIFE CREDITS ON THE CERTIFICATE'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METLIFE. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

    MetLife will declare a rate of excess interest which is guaranteed until the end of the calendar year in which the Group Policy first becomes effective. Thereafter, as of January 1 of each year, MetLife will declare the rate of excess interest applicable to net premium payments allocated to the Fixed Account during each such year. As of January 1 of each year, MetLife will also declare the rate of excess interest applicable to cash value in the Fixed Account. MetLife may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments received in different years. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

    The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Certificate's cash value in the Fixed Account. The portion of the monthly deduction that is deducted from the Fixed Account will be charged against the most recent premiums paid and interest credited thereto.

DEATH BENEFIT, TRANSFER, WITHDRAWAL, SURRENDER, AND CERTIFICATE LOAN RIGHTS


    Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Certificate loans (see "Certificate Benefits--Death Benefit," "Allocation of Premiums and Cash Value--Cash Value Transfers," "Loan Privileges" and "Surrender and Withdrawal Privileges"). However, transfers from the Fixed Account may be subject to additional limitations as described under "Allocation of Premiums and Cash Value."


    MetLife reserves the right to delay transfers, withdrawals, surrenders and the payment of the Certificate loans allocated to the Fixed Account for up to six months (see "Other Certificate Provisions--Payment and Deferment"). Payments to pay premiums on another policy with MetLife will not be delayed.

                           RIGHTS RESERVED BY METLIFE

    MetLife reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificates. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, MetLife will obtain Owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes MetLife may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

    - To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

    - To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

    - To change the way MetLife assesses charges, but without increasing the aggregate amount charged to the Fixed Account or the Separate Account in connection with the Certificates.

    - To make any other necessary technical changes in the Certificate in order to conform with any action the above provisions permit MetLife to take.

    If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Certificate are allocated, MetLife will notify the Owner of such change, and the Owner may then make a new choice of investment divisions or the Fixed Account without charge.

                          OTHER CERTIFICATE PROVISIONS

    OWNER. The Owner of a Certificate is the covered person unless another owner has been named in the enrollment form for the Certificate. Unless otherwise reserved by the participating entity, the Owner is entitled to exercise all rights under a Certificate while the covered person is alive, including the right to name a new owner or a contingent owner who would become the owner if the Owner should die before the covered person dies.

    BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the covered person's death. The Owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the covered person is alive. If no beneficiary or contingent beneficiary is alive when the covered person dies, the Owner (or the Owner's estate) will be the beneficiary. While the covered person is alive, the Owner may change any beneficiary or contingent beneficiary.

    If more than one beneficiary is alive when the covered person dies, they will be paid in equal shares, unless the Owner has chosen otherwise.

    INCONTESTABILITY. MetLife will not contest the validity of a Certificate after it has been in force during the covered person's lifetime for up to two years from the Date of Certificate (or date of reinstatement if a terminated Certificate is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Certificate. MetLife will not contest the validity of any increase requested by an Owner in the death benefit after such increase has been in force during the covered person's lifetime for up to two years from its effective date.

    SUICIDE. The insurance proceeds will not be paid if the covered person commits suicide, while sane or insane, within two years (or less if required by state law) from the Date of Certificate. Instead, MetLife will pay the beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Certificate loan and less any partial cash withdrawal. If the covered person commits suicide, while sane or insane, more than two years after the Date of Certificate but within two years (or less if required by state law) from the effective date of any increase in the death benefit, MetLife's liability with respect to such increase will be limited to the cost thereof.

    MISSTATEMENT  OF  AGE.    If  the covered  person's  age  as  stated  in the
enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct age.

    COLLATERAL ASSIGNMENT. The Owner may assign a Certificate as collateral. All rights under the Certificate will be transferred to the extent of the assignee's interest. MetLife is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Administrative Office. MetLife is not responsible for the validity of any assignment or release thereof.

    PAYMENT AND DEFERMENT. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. MetLife will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

    However, MetLife may defer the determination, application or payment of any such amount or any transfer of cash value in the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closing), for any period during which any emergency exists as a result of which it is not reasonably practicable for MetLife to determine the investment experience for a Certificate or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. MetLife will not defer a loan used to pay premiums on other policies or certificates issued by it.

    As with traditional life insurance, MetLife can delay payment of the entire insurance proceeds or other Certificate benefits if entitlement to payment is being questioned or is uncertain.

    DIVIDENDS. The Group Policies and Certificates are participating. However, in view of the manner in which MetLife has determined the premium rates and charges, it is not anticipated that the Group Policies and Certificates will be entitled to any dividend. In this connection, when a participating entity transfers coverage from a prior insurer or from a different MetLife policy to a Group Policy, or transfers coverage from a Group Policy to a successor insurer, certain amounts of surplus or reserves may also be transferred, respectively, to MetLife for use with the Group Policy or to the successor insurance company, rather than being declared as dividends.

    The   description  throughout  this  Prospectus   of  the  features  of  the
Certificates is subject to the specific terms of the Certificates.

        SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES

    MetLife performs the sales and administrative services relating to the Group Policies and Certificates. The offices of MetLife which administer the Group Policies and Certificates are located in Aurora, Illinois and Tulsa, Oklahoma. Each participating entity and Owner will be notified which office will be the Administrative Office for servicing the Certificates. MetLife may name different Administrative Offices for different transactions.

    MetLife acts as the principal underwriter (distributor) of the Group Policies and Certificates as defined in the 1940 Act (see "Distribution of the Group Policies and Certificates"). In addition to selling insurance and annuities, MetLife also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate
Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of MetLife, and Metropolitan Life Separate Account E of MetLife, each of which is registered as a unit investment trust under the 1940 Act. Finally, MetLife acts as principal underwriter for other forms of variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

    BONDING. The directors, officers and employees of MetLife are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

              DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES

    The Group Policies and Certificates will be sold by individuals who are licensed life insurance sales representatives and registered representatives of MetLife, the principal underwriter of the Certificates. MetLife is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No commissions are paid to MetLife's registered representatives for distribution of the Group Policies or Certificates, although MetLife representatives may earn certain incentive award credits.

    Group Policies and Certificates may also be sold through other registered broker-dealers who have entered into selling agreements with MetLife.
Commissions or fees which are payable to a broker-dealer or third party administrator ("TPA") are set forth in MetLife's schedules of group insurance commission rates. Payments or commissions to broker-dealers or TPAs normally consist of two elements. The first element is based on the lowest premium sufficient to keep the Certificate in force. Under this element, a commission is payable to a maximum of 15% of premium, as described above, and is based upon the services provided by the broker-dealer or TPA. The second element is a per Certificate payment, based upon total number of Certificates issued under the Group Policy. Maximum first year payments and renewal payments per Certificate are specified in MetLife's schedules of group insurance commission rates. In no event will commissions exceed the maximum percentage of gross premium commission payable under New York State law, for all Certificates.

    Any payments and commissions are paid by MetLife. They do not result in any charges against the Group Policy or Certificates in addition to those set forth under "Charges and Deductions." Since no premium was paid in 1996, no compensation was paid in 1996.

                              FEDERAL TAX MATTERS

    The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of MetLife are currently in effect.

    The Certificate receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under the Certificate is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Owner is not deemed to be in constructive receipt of the cash values under the Certificate until actual withdrawal or surrender.

    Under existing tax law, an Owner generally will be taxed on cash value withdrawn from the Certificate and cash value received upon surrender of the Certificate. Under most circumstances, unless a Certificate is a modified endowment contract as discussed below, and unless the distribution occurs during the first 15 Certificate years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Certificate that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Certificate years, cash distributions from a Certificate, made as a result of a Certificate change that reduces the death benefit or other benefits under a Certificate, will be taxable to the Owner, under a complex formula, to the extent that cash value exceeds premiums paid (less previous non-taxable withdrawals).

    Section 817(h) of Code and the Treasury Regulations thereunder set diversification rules for the investments underlying the Group Policies, in order for the Group Policies to be treated as life insurance. MetLife believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Owners of all positive investment experience credited to a Certificate for the period of non-compliance and until such time as a settlement of the matter is reached with the Internal Revenue Service.

    There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Owner control over allocation of cash value may cause Owners to be treated as the owners of Separate Account assets for tax purposes. MetLife reserves the right to amend the Group Policies in any way necessary to avoid any such result.

    MetLife also believes that loans received under the Certificate will be treated as indebtedness of an Owner for federal tax purposes, and, unless the Certificate is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Certificate will constitute income to the Owner. However, any remaining outstanding loan at the time the Certificate is totally surrendered, exchanged, terminated or on the Final Date may be subject to tax depending of the amount of gain in the Certificate.

    In the case of a modified endowment contract, amounts received before death including Certificate loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2 under a modified endowment contract.

    In general, a modified endowment contract is a life insurance contract entered into or, generally, materially changed after June 20, 1988 that fails to meet a "7-pay test". Each Certificate is tested separately for purposes of the 7-pay test. Under the 7-pay test, if the amount of premiums paid with respect to a Certificate at any time during the first 7 Certificate years exceeds the sum of the net level premiums which would have been paid if the Certificate provided for paid-up future benefits after the payment of 7 level annual payments, the Certificate is a modified endowment contract. A Certificate may have to be reviewed under the 7-pay test even after the first seven Certificate years in the case of certain events such as a material modification of the Certificate as discussed below. If there is a reduction in benefits under the Certificate during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level. Any distribution made within two years before a Certificate fails the 7-pay test may be treated as made in anticipation of such failure.

    Whether or not a particular Certificate meets these definitional requirements is dependent on the date it was entered into, premium payments made and the periodic premium payments to be made, the level of death benefit, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

    A Certificate should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Certificate to determine to what extent, if any, these tax rules apply. A material modification to a Certificate includes, but is not limited to, any requested increase in the future benefits provided under the Certificate. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate years will not be considered material modifications. The annual statement sent to each Owner will include information regarding the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations").

    Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making premium payments, increasing or decreasing the Specified Face Amount, or adding or removing a rider.

    While "employee pay all" group variable universal life should generally be treated as separate from any Code Section 79 Group Term Life Insurance Plan concurrently in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences.

    Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

    The death benefit payable under the Certificate is includable in the covered person's gross estate for federal estate tax purposes if the death benefit is paid to the covered person's estate or if the death benefit is paid to a beneficiary other than the estate and the covered person either possessed incidents of ownership in the Certificate at the time of death or transferred incidents of ownership in the Certificate to another person within three years of death.

    Whether or not any federal estate tax is payable with respect to the death benefit of the Certificate which is included in the covered person's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

    If the Owner of the Certificate is not the covered person, and the Owner dies before the covered person, the value of the Certificate, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

    State and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each covered person, Owner or beneficiary.

    Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

                                   MANAGEMENT


    The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:


DIRECTORS, OFFICERS-DIRECTORS


                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
Curtis H. Barnette..............  Chairman and Chief Executive Officer,               Director
                                  Bethlehem Steel Corp.,
                                  1170 Eighth Avenue,
                                  Martin Tower 2118,
                                  Bethlehem, PA 18016-7699.
Gerald Clark....................  Senior Executive Vice-President and Chief           Senior Executive Vice- President
                                  Investment Officer,                                   and Chief Investment Officer and
                                  Metropolitan Life Insurance Company,                  Director
                                  One Madison Avenue,
                                  New York, NY 10010.
Joan Ganz Cooney................  Chairman, Executive Committee,                      Director
                                  Children's Television Workshop,
                                  One Lincoln Plaza,
                                  New York, NY 10023.

                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
Burton A. Dole, Jr..............  Chairman of the Board,                              Director
                                  Nellcor Puritan Bennett,
                                  2200 Faraday Avenue,
                                  Carlsbad, CA 92008-7208.
James R. Houghton...............  Retired Chairman of the Board,                      Director
                                  Corning Incorporated,
                                  80 East Market Street,
                                  2nd Floor,
                                  Corning, NY 14830.
Harry P. Kamen..................  Chairman, President and                             Chairman, President, Chief
                                  Chief Executive Officer,                              Executive Officer and Director
                                  Metropolitan Life Insurance Company,
                                  One Madison Avenue,
                                  New York, NY 10010.
Helene L. Kaplan................  Of Counsel, Skadden, Arps, Slate,                   Director
                                  Meagher & Flom,
                                  919 Third Avenue,
                                  New York, NY 10022.
Charles M. Leighton.............  Chairman and Chief Executive Officer,               Director
                                  CML Group, Inc.,
                                  524 Main Street,
                                  Acton, MA 01720.
Richard J. Mahoney..............  Chairman of the Executive Committee,                Director
                                  Monsanto Company - Mail Zone N3L,
                                  800 N. Lindbergh Blvd.,
                                  St. Louis, MO 63167.
Allen E. Murray.................  Retired Chairman of the Board                       Director
                                  and Chief Executive Officer,
                                  Mobil Corporation,
                                  P.O. Box 2072,
                                  New York, NY 10163.
John J. Phelan, Jr..............  Retired Chairman and Chief Executive                Director
                                  Officer, New York Stock Exchange, Inc.,
                                  P.O. Box 312,
                                  Mill Neck, NY 11765.
John B. M. Place................  Former Chairman of the Board,                       Director
                                  Crocker National Corporation,
                                  111 Sutter Street, 4th Fl.,
                                  San Francisco, CA 94104.
Hugh B. Price...................  President and Chief Executive Officer,              Director
                                  National Urban League, Inc.,
                                  500 East 62nd Street,
                                  New York, NY 10021.
Robert G. Schwartz..............  Retired Chairman of the Board,                      Director
                                  President and Chief Executive Officer,
                                  Metropolitan Life Insurance Company,
                                  200 Park Avenue, Suite 5700,
                                  New York, NY 10166.
Ruth J. Simmons, Ph.D...........  President,                                          Director
                                  Smith College,
                                  College Hall 20,
                                  NorthHampton, MA 01063.

                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
William S. Sneath...............  Retired Chairman of the Board,                      Director
                                  Union Carbide Corporation,
                                  41 Leeward Lane,
                                  Riverside, CT 06878.
William C. Steere, Jr...........  Chairman of the Board and Chief Executive Officer,  Director
                                  Pfizer, Inc.,
                                  235 East 42nd Street,
                                  New York, NY 10017.


OFFICERS*


               NAME OF OFFICER                                          POSITION WITH METLIFE
---------------------------------------------  ------------------------------------------------------------------------
Harry P. Kamen...............................  Chairman of the Board, President and Chief Executive Officer
Gerald Clark.................................  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler............................  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller...............................  Executive Vice-President and General Counsel
Robert H. Benmosche..........................  Executive Vice President
C. Robert Henrikson..........................  Executive Vice-President
Jeffrey J. Hodgman...........................  Executive Vice-President
David A. Levene..............................  Executive Vice-President
John D. Moynahan, Jr.........................  Executive Vice-President
Catherine A. Rein............................  Executive Vice-President
William J. Toppeta...........................  Executive Vice-President
John H. Tweedie..............................  Executive Vice-President
Richard M. Blackwell.........................  Senior Vice-President
James B. Digney..............................  Senior Vice-President
William T. Friedewald........................  Senior Vice-President
Ira Friedman.................................  Senior Vice-President
Frederick P. Hauser..........................  Senior Vice-President & Controller
Anne E. Hayden...............................  Senior Vice-President
Sibyl C. Jacobson............................  Senior Vice-President
Joseph W. Jordan.............................  Senior Vice-President
Nicholas D. Latrenta.........................  Senior Vice-President
Leland C. Launer, Jr.........................  Senior Vice-President
Terence I. Lennon............................  Senior Vice-President
James L. Lipscomb............................  Senior Vice-President
James M. Logan...............................  Senior Vice-President
Francis P. Lynch.............................  Senior Vice-President
Dominick A. Prezzano.........................  Senior Vice-President
Joseph A. Reali..............................  Senior Vice-President
Vincent P. Reusing...........................  Senior Vice-President
Felix Schirripa..............................  Senior Vice-President
Robert E. Sollmann, Jr.......................  Senior Vice-President
Thomas L. Stapleton..........................  Senior Vice-President & Tax Director
James F. Stenson.............................  Senior Vice-President
Stanley J. Talbi.............................  Senior Vice-President
Richard R. Tartre............................  Senior Vice-President
Arthur G. Typermass..........................  Senior Vice-President & Treasurer
James A. Valentino...........................  Senior Vice-President
Judy E. Weiss................................  Senior Vice-President and Chief Actuary

               NAME OF OFFICER                                          POSITION WITH METLIFE
---------------------------------------------  ------------------------------------------------------------------------
Richard F. Wiseman...........................  Senior Vice-President
Harvey M. Young..............................  Senior Vice-President
Louis J. Ragusa..............................  Vice-President and Secretary

---------

* The principal occupation of each officer, except for Gary A. Beller, Robert H. Benmosche and Terence I. Lennon, during the last five years has been as an officer of MetLife or an affiliate thereof. The business address of each officer is 1 Madison Avenue, New York, New York 10010. Gary A. Beller has been an officer of MetLife since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of MetLife since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of MetLife since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance.


                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with its view of present applicable law, MetLife usually will vote the shares of each of the portfolios of the Fund which are deemed attributable to Certificates at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result MetLife determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

    Accordingly, the Owner will have a voting interest under a Certificate. The number of shares held in each Separate Account investment division deemed attributable to each Owner is determined by dividing a Certificate's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which an Owner has the right to give instructions will be determined as of the record date for the meeting.

    Fund shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies (including the Certificates) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the General Account or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if MetLife or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

    The Owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

    Each Owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to MetLife.

    Current interpretations and rules under the 1940 Act permit Fund shares to be voted in a manner contrary to Owner voting instructions under certain circumstances. In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Owners.

                                    REPORTS

    Owners will receive promptly statements of significant transactions such as changes in specified face amount, transfers among investment divisions, partial withdrawals, increases in loan principal by the Owner, loan repayments, termination for any reason, reinstatement and premium payments. Transactions pursuant to systematic investment strategies (see "Payment and Allocation of Premiums") may be confirmed quarterly. Owners whose premiums are automatically remitted under payroll deduction plans do not receive individual confirmation of premium payments from MetLife apart from that provided by their bank or employer. A statement will be sent at least annually to the Owner within thirty days after the period covered summarizing all of the above transactions and deductions of charges occurring during that Certificate year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any Certificate loan and unpaid loan interest added to loan principal. Any statement will also discuss the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations"). In addition, an Owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

    MetLife is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Group Policy and form of Certificate has been filed with, and approved by, insurance officials in each jurisdiction where the Group Policy and Certificates are sold. MetLife intends to satisfy the necessary requirements to distribute the Certificates in all fifty states and the District of Columbia as soon as possible.

    MetLife is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

    A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, MetLife and the Certificates. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

    The legality of the Group Policies and Certificates described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of MetLife. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised MetLife on certain matters relating to the federal securities laws.

                                    EXPERTS


    The financial statements included in this Prospectus of Metropolitan Life Separate Account UL as of December 31, 1996 and for each of the two years in the period then ended and the financial statements of Metropolitan Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


    Actuarial  matters included in this Prospectus  have been examined by George
J. Kalb, FSA, MAAA, Vice-President and Actuary of MetLife, as stated in his opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS


    The financial statements of MetLife included in this Prospectus should be considered only as bearing upon the ability of MetLife to meet its obligations under the Group Policies and Certificates.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

    We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, International Stock, Stock Index, and Aggressive Growth Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, International Stock, Stock Index and Aggressive Growth Divisions of Metropolitan Life Separate Account UL as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 1997

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                   MONEY                    INTERNATIONAL              AGGRESSIVE
                                        GROWTH        INCOME       MARKET     DIVERSIFIED      STOCK      STOCK INDEX    GROWTH
                                       DIVISION      DIVISION     DIVISION     DIVISION       DIVISION     DIVISION     DIVISION
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------
ASSETS:
Investments in Metropolitan Series
 Fund, Inc. at Value (Note 1A):
Growth Portfolio
 (5,208,796 shares; cost
 $133,325,492).....................  $ 158,920,369           --          --             --           --            --           --
Income Portfolio
 (2,210,984 shares; cost
 $27,751,597)......................             --  $27,327,760          --             --           --            --           --
Money Market Portfolio
 (584,077 shares; cost
 $6,278,669).......................             --           --  $6,095,430             --           --            --           --
Diversified Portfolio
 (6,643,203 shares; cost
 $100,173,963).....................             --           --          --  $ 110,742,194           --            --           --
International Stock Portfolio
 (1,991,487 shares; cost
 $24,907,650)......................             --           --          --             --   $23,798,267           --           --
Stock Index Portfolio
 (1,450,886 shares; cost
 $27,248,573)......................             --           --          --             --           --   $32,253,185           --
Aggressive Growth Portfolio
 (3,107,005 shares; cost
 $78,361,229)......................             --           --          --             --           --            --  $84,106,614
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------
  Total Investments................    158,920,369   27,327,760   6,095,430    110,742,194   23,798,267    32,253,185   84,106,614
Cash and Accounts Receivable.......         11,882        3,998      86,448            168        6,129       119,880       28,704
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------
  Total Assets.....................    158,932,251   27,331,758   6,181,878    110,742,362   23,804,396    32,373,065   84,135,318
LIABILITIES........................         34,679       74,006      62,023        274,903      135,056       339,551      394,115
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------
NET ASSETS.........................  $ 158,897,572  $27,257,752  $6,119,855  $ 110,467,459   $23,669,340  $32,033,514  $83,741,203
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------
                                     -------------  -----------  ----------  -------------  ------------  -----------  -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                     MONEY                 INTERNATIONAL   STOCK     AGGRESSIVE
                                            GROWTH       INCOME     MARKET    DIVERSIFIED     STOCK        INDEX       GROWTH
                                           DIVISION     DIVISION   DIVISION    DIVISION      DIVISION     DIVISION    DIVISION
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
INVESTMENT INCOME:
Income:
  Dividends (Note 2)....................  $15,051,436  $1,723,590  $ 300,997  $ 9,697,032   $  200,282   $  744,725   $2,234,170
Expenses:
  Mortality and expense charges (Note
    3)..................................    1,221,219     220,150     37,221      870,631      181,892      185,397     641,863
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
Net investment income...................   13,830,217   1,503,440    263,776    8,826,401       18,390      559,328   1,592,307
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) from security
 transactions...........................    2,929,455     (16,679)   (11,231)     532,857       (9,816)     742,061     166,243
Change in unrealized appreciation
 (depreciation) of investments..........    9,406,099    (697,499)   (90,379)   3,200,410     (559,306)   2,836,911   1,728,894
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
Net realized and unrealized gain (loss)
 on investments (Note 1B)...............   12,335,554    (714,178)  (101,610)   3,733,267     (569,122)   3,578,972   1,895,137
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $26,165,771  $  789,262  $ 162,166  $12,559,668   $ (550,732)  $4,138,300   $3,487,444
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------


                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED DECEMBER 31,


                                      GROWTH DIVISION             INCOME DIVISION        MONEY MARKET DIVISION
                                ----------------------------  ------------------------  ------------------------
                                    1996           1995          1996         1995         1996         1995
                                -------------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $  13,830,217  $   4,694,831  $ 1,503,440  $ 1,147,331  $   263,776  $   128,508
Net realized gain (loss) from
  security transactions.......      2,929,455        293,233      (16,679)      (8,290)     (11,231)      35,201
Change in unrealized
  appreciation (depreciation)
  of investments..............      9,406,099     19,543,807     (697,499)   1,977,261      (90,379)       4,641
                                -------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from
  operations..................     26,165,771     24,531,871      789,262    3,116,302      162,166      168,350
                                -------------  -------------  -----------  -----------  -----------  -----------
From capital transactions:
Net premiums..................     50,115,276     41,455,659    9,255,854    8,687,776    4,945,669    2,988,786
Redemptions...................     (4,742,435)    (2,766,288)    (764,548)    (546,157)     (31,149)     (89,665)
Net portfolio transfers.......     (2,214,936)       395,373     (154,542)      36,042   (1,062,557)  (3,328,483)
Other net transfers...........    (22,866,726)   (19,059,583)  (4,179,745)  (4,186,427)    (869,014)  (1,058,931)
                                -------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     20,291,179     20,025,161    4,157,019    3,991,234    2,982,949   (1,488,293)
                                -------------  -------------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS......     46,456,950     44,557,032    4,946,281    7,107,536    3,145,115   (1,319,943)
NET ASSETS--BEGINNING OF
  YEAR........................    112,440,622     67,883,590   22,311,471   15,203,935    2,974,740    4,294,683
                                -------------  -------------  -----------  -----------  -----------  -----------
NET ASSETS--END OF YEAR.......  $ 158,897,572  $ 112,440,622  $27,257,752  $22,311,471  $ 6,119,855  $ 2,974,740
                                -------------  -------------  -----------  -----------  -----------  -----------
                                -------------  -------------  -----------  -----------  -----------  -----------

                                                                                                                  AGGRESSIVE
                                                               INTERNATIONAL STOCK                                  GROWTH
                                   DIVERSIFIED DIVISION              DIVISION            STOCK INDEX DIVISION      DIVISION
                                ---------------------------  ------------------------  ------------------------  ------------
                                    1996           1995         1996         1995         1996         1995          1996
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $   8,826,401  $  4,695,480  $    18,390  $    27,416  $   559,328  $   213,805  $  1,592,307
Net realized gain (loss) from
  security transactions.......        532,857       248,523       (9,816)      28,349      742,061       29,512       166,243
Change in unrealized
  appreciation (depreciation)
  of investments..............      3,200,410    10,898,818     (559,306)     136,578    2,836,911    2,271,366     1,728,894
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     12,559,668    15,842,821     (550,732)     192,343    4,138,300    2,514,683     3,487,444
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
From capital transactions:
Net premiums..................     34,025,252    31,888,789   10,992,609   12,024,423   16,930,258    7,870,004    45,233,040
Redemptions...................     (3,640,372)   (2,358,803)    (611,355)    (392,901)    (385,783)    (232,828)   (2,071,839)
Net portfolio transfers.......       (466,159)     (416,768)    (688,494)    (658,961)   4,466,799    1,324,319     1,106,638
Other net transfers...........    (16,191,671)  (15,856,704)  (2,768,825)  (5,248,525)  (6,541,830)  (2,897,249)  (18,345,877)
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     13,727,050    13,256,514    6,923,935    5,724,036   14,469,444    6,064,246    25,921,962
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS......     26,286,718    29,099,335    6,373,203    5,916,379   18,607,744    8,578,929    29,409,406
NET ASSETS--BEGINNING OF
  YEAR........................     84,180,741    55,081,406   17,296,137   11,379,758   13,425,770    4,846,841    54,331,797
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
NET ASSETS--END OF YEAR.......  $ 110,467,459  $ 84,180,741  $23,669,340  $17,296,137  $32,033,514  $13,425,770  $ 83,741,203
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------


                                    1995
                                ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $  4,726,548
Net realized gain (loss) from
  security transactions.......       152,387
Change in unrealized
  appreciation (depreciation)
  of investments..............     4,188,117
                                ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     9,067,052
                                ------------
From capital transactions:
Net premiums..................    32,859,273
Redemptions...................    (1,185,240)
Net portfolio transfers.......     2,162,117
Other net transfers...........   (14,163,669)
                                ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........    19,672,481
                                ------------
NET CHANGE IN NET ASSETS......    28,739,533
NET ASSETS--BEGINNING OF
  YEAR........................    25,592,264
                                ------------
NET ASSETS--END OF YEAR.......  $ 54,331,797
                                ------------
                                ------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

    Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

    The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

    A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

    A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 4. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

    C. FEDERAL INCOME TAXES


    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.


    D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

    On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $29,952,232. The dividends were paid to Metropolitan Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 488,416 shares, Income Portfolio

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996

2. DIVIDENDS--(CONTINUED)
139,135 shares, Money Market Portfolio 28,861 shares, Diversified Portfolio 578,116 shares, International Stock Portfolio 16,160 shares, Stock Index Portfolio 33,043 shares, and Aggressive Growth Portfolio 82,174 shares.

3. EXPENSES

    With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996


4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND,
   INC.

                                                                                     MONEY MARKET PORTFOLIO   DIVERSIFIED
                                    GROWTH PORTFOLIO           INCOME PORTFOLIO                                PORTFOLIO
                                -------------------------  ------------------------  ----------------------  --------------
                                          VALUE                     VALUE                    VALUE               VALUE
                                        (NOTE 1A)                 (NOTE 1A)                (NOTE 1A)           (NOTE 1A)
COMMON STOCK
  Aerospace...................  $   14,697,375      (0.9%)                                                   $    8,224,562
  Automotive..................      38,188,750      (2.4%)                                                       21,290,925
  Banking.....................     157,307,202      (9.8%)                                                       87,632,900
  Broadcasting................      19,728,750      (1.2%)                                                       11,025,000
  Business Services...........      31,078,650      (1.9%)                                                       17,361,575
  Chemicals...................     105,060,638      (6.6%)                                                       58,547,387
  Cosmetics...................      20,924,887      (1.3%)                                                       11,739,188
  Drugs & Health Care.........      65,432,344      (4.1%)                                                       36,554,638
  Electrical Equipment........      39,896,063      (2.5%)                                                       22,197,437
  Electronics.................     147,966,575      (9.3%)                                                       82,595,572
  Financial Services..........      34,196,000      (2.1%)                                                       19,078,600
  Food & Beverages............      55,678,225      (3.5%)                                                       31,081,563
  Hospital Management.........      26,943,900      (1.7%)                                                       15,140,663
  Hospital Supply.............      64,140,600      (4.0%)                                                       35,693,650
  Hotel & Restaurant..........      34,541,887      (2.2%)                                                       19,286,312
  Household Products..........      27,788,750      (1.7%)                                                       15,490,750
  Insurance...................      58,992,362      (3.7%)                                                       32,934,038
  Leisure.....................      37,965,054      (2.4%)                                                       21,750,587
  Machinery...................      24,072,650      (1.5%)                                                       13,385,200
  Metals--Aluminum............      45,886,900      (2.9%)                                                       25,661,113
  Miscellaneous...............      17,727,000      (1.1%)                                                        9,861,000
  Office & Business
    Equipment.................     104,763,338      (6.6%)                                                       58,437,513
  Oil.........................      27,677,510      (1.7%)                                                       15,646,986
  Oil--Domestic...............       7,318,575      (0.5%)                                                        4,071,375
  Oil--International..........      32,374,200      (2.0%)                                                       18,031,200
  Oil--Services...............      46,821,401      (2.9%)                                                       26,157,263
  Retail Grocery..............      23,040,750      (1.4%)                                                       13,019,606
  Retail Trade................      74,240,420      (4.7%)                                                       41,373,775
  Software....................      19,964,200      (1.3%)                                                       11,203,265
  Tobacco.....................      22,356,062      (1.4%)                                                       12,602,737
  Transportation--Railroad....       8,116,800      (0.5%)                                                        4,548,600
  Transportation--Trucking....               0      (0.0%)                                                                5
  Utilities--Gas Distribution
    & Pipelines...............      33,212,237      (2.1%)                                                       18,517,850
                                --------------                                                               --------------
  Total Common Stock..........   1,468,100,055     (91.9%)                                                      820,142,835
                                --------------                                                               --------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.....................                             $  17,291,411      (4.5%)                         $   13,220,347
  Collateralized Mortgage
    Obligations...............                                 8,684,394      (2.3%)                              9,152,935
  Financial Services..........                                36,834,715      (9.6%)                             60,619,051
  Government Sponsored........                                 5,656,770      (1.5%)                              6,496,680
  Industrials.................                                26,858,935      (7.0%)                             33,637,368
  Miscellaneous...............                                 6,288,068      (1.6%)                              8,335,834
  Utilities--Electric.........                                 7,305,058      (1.9%)                              5,318,809
  Utilities--Miscellaneous....                                         0      (0.0%)                              2,838,920
  Utilities--Telephone........                                         0      (0.0%)                              5,040,000
  Total Corporate Bonds.......                               108,919,351     (28.4%)                            144,659,944
  Federal Agency
    Obligations...............                                19,701,551      (5.1%)                             30,641,236
  Federal Treasury
    Obligations...............                               201,495,177     (52.6%)                            317,610,213
  Foreign Obligations.........                                14,393,603      (3.8%)                             20,255,361
  Yankee Bonds................                                15,352,261      (4.0%)                             21,020,607
                                                           -------------                                     --------------
  Total Bonds.................                               359,861,943     (93.9%)                            534,187,361
                                                           -------------                                     --------------
SHORT-TERM OBLIGATIONS
  Commercial Paper............  $  125,797,417      (7.9%) $  17,393,000      (4.5%) $25,926,227     (62.3%) $   82,989,000
  Corporate Note..............                                                         3,998,775      (9.6%)
  Federal Agency
    Obligations...............                                                        11,675,628     (28.0%)
                                --------------             -------------             -----------             --------------
  Total Short-Term
    Obligations...............     125,797,417      (7.9%)    17,393,000      (4.5%)  41,600,630     (99.9%)     82,989,000
                                --------------             -------------             -----------             --------------
TOTAL INVESTMENTS.............   1,593,897,472     (99.8%)   377,254,943     (98.4%)  41,600,630     (99.9%)  1,437,319,196
  Other Assets Less
    Liabilities...............       3,831,003      (0.2%)     6,139,895      (1.6%)      36,001      (0.1%)     11,521,971
                                --------------             -------------             -----------             --------------
NET ASSETS....................  $1,597,728,475    (100.0%) $ 383,394,838    (100.0%) $41,636,631    (100.0%) $1,448,841,167
                                --------------             -------------             -----------             --------------
                                --------------             -------------             -----------             --------------

COMMON STOCK
  Aerospace...................      (0.6%)
  Automotive..................      (1.5%)
  Banking.....................      (6.0%)
  Broadcasting................      (0.8%)
  Business Services...........      (1.2%)
  Chemicals...................      (4.0%)
  Cosmetics...................      (0.8%)
  Drugs & Health Care.........      (2.5%)
  Electrical Equipment........      (1.5%)
  Electronics.................      (5.7%)
  Financial Services..........      (1.3%)
  Food & Beverages............      (2.1%)
  Hospital Management.........      (1.0%)
  Hospital Supply.............      (2.5%)
  Hotel & Restaurant..........      (1.3%)
  Household Products..........      (1.1%)
  Insurance...................      (2.3%)
  Leisure.....................      (1.5%)
  Machinery...................      (0.9%)
  Metals--Aluminum............      (1.8%)
  Miscellaneous...............      (0.7%)
  Office & Business
    Equipment.................      (4.0%)
  Oil.........................      (1.1%)
  Oil--Domestic...............      (0.3%)
  Oil--International..........      (1.2%)
  Oil--Services...............      (1.8%)
  Retail Grocery..............      (0.9%)
  Retail Trade................      (2.9%)
  Software....................      (0.8%)
  Tobacco.....................      (0.9%)
  Transportation--Railroad....      (0.3%)
  Transportation--Trucking....      (0.0%)
  Utilities--Gas Distribution
    & Pipelines...............      (1.3%)
  Total Common Stock..........     (56.6%)
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.....................      (0.9%)
  Collateralized Mortgage
    Obligations...............      (0.6%)
  Financial Services..........      (4.2%)
  Government Sponsored........      (0.5%)
  Industrials.................      (2.3%)
  Miscellaneous...............      (0.6%)
  Utilities--Electric.........      (0.4%)
  Utilities--Miscellaneous....      (0.2%)
  Utilities--Telephone........      (0.3%)
  Total Corporate Bonds.......     (10.0%)
  Federal Agency
    Obligations...............      (2.1%)
  Federal Treasury
    Obligations...............     (21.9%)
  Foreign Obligations.........      (1.4%)
  Yankee Bonds................      (1.5%)
  Total Bonds.................     (36.9%)
SHORT-TERM OBLIGATIONS
  Commercial Paper............      (5.7%)
  Corporate Note..............
  Federal Agency
    Obligations...............
  Total Short-Term
    Obligations...............      (5.7%)
TOTAL INVESTMENTS.............     (99.2%)
  Other Assets Less
    Liabilities...............      (0.8%)
NET ASSETS....................    (100.0%)

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996


4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC.-- (CONTINUED)


                                                                                                  INTERNATIONAL STOCK
                                                                                                       PORTFOLIO
                                                                                                ------------------------
                                                                                                         VALUE
                                                                                                       (NOTE 1A)
COMMON STOCK
  Automotive..................................................................................  $  12,042,055      (4.0%)
  Banking.....................................................................................     28,537,013      (9.4%)
  Broadcasting................................................................................      1,583,340      (0.5%)
  Business Services...........................................................................      1,353,994      (0.5%)
  Chemicals...................................................................................     15,831,034      (5.2%)
  Construction Materials......................................................................      4,410,671      (1.5%)
  Consumer Non-Durables.......................................................................      1,078,633      (0.4%)
  Drugs & Health Care.........................................................................     13,669,733      (4.5%)
  Electrical Equipment........................................................................      4,851,913      (1.6%)
  Electronics.................................................................................     33,670,645     (11.1%)
  Financial Services..........................................................................     16,109,145      (5.3%)
  Food & Beverages............................................................................      4,475,477      (1.5%)
  Forest Products & Paper.....................................................................      1,650,874      (0.6%)
  General Business............................................................................         81,167      (0.0%)
  Homebuilders................................................................................      2,312,664      (0.8%)
  Household Products..........................................................................      1,626,631      (0.5%)
  Insurance...................................................................................     12,269,901      (4.0%)
  Investment Companies........................................................................      2,234,375      (0.7%)
  Leisure.....................................................................................      2,828,608      (0.9%)
  Machinery...................................................................................      5,079,733      (1.7%)
  Metals--Gold................................................................................         59,942      (0.0%)
  Metals--Non-Ferrous.........................................................................      4,051,349      (1.3%)
  Metals--Steel & Iron........................................................................      6,796,496      (2.2%)
  Miscellaneous...............................................................................      5,656,864      (1.9%)
  Multi-Industry..............................................................................     14,979,104      (4.9%)
  Oil & Gas Exploration.......................................................................      6,073,231      (2.0%)
  Oil--International..........................................................................     15,038,125      (4.9%)
  Printing & Publishing.......................................................................      3,890,524      (1.3%)
  Real Estate.................................................................................     15,753,267      (5.2%)
  Retail Trade................................................................................      8,007,127      (2.6%)
  Textiles & Apparel..........................................................................      2,385,456      (0.8%)
  Toys & Amusements...........................................................................        976,600      (0.3%)
  Transportation..............................................................................      1,745,426      (0.6%)
  Utilities--Electric.........................................................................      4,565,840      (1.5%)
  Utilities--Gas Distribution & Pipelines.....................................................      3,750,981      (1.2%)
  Utilities--Miscellaneous....................................................................      3,130,194      (1.0%)
  Utilities--Telephone........................................................................      7,711,745      (2.5%)
                                                                                                -------------
  Total Common Stock..........................................................................    270,269,877     (88.9%)
                                                                                                -------------
PREFERRED STOCK
  Retail Trade................................................................................        518,032      (0.2%)
                                                                                                -------------
  Total Equity Securities.....................................................................    270,787,909     (89.1%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS............................................     19,499,259      (6.4%)
                                                                                                -------------
TOTAL INVESTMENTS.............................................................................    290,287,168     (95.5%)
  Other Assets Less Liabilities...............................................................     13,538,315      (4.5%)
                                                                                                -------------
NET ASSETS....................................................................................  $ 303,825,483    (100.0%)
                                                                                                -------------
                                                                                                -------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996


4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC.-- (CONTINUED)


                                                                                                 STOCK INDEX PORTFOLIO
                                                                                               -------------------------
                                                                                                         VALUE
                                                                                                       (NOTE 1A)
COMMON STOCK
  Aerospace..................................................................................  $   28,736,048      (2.6%)
  Automotive.................................................................................      28,701,626      (2.6%)
  Banking....................................................................................      93,714,830      (8.4%)
  Broadcasting...............................................................................      11,450,367      (1.0%)
  Building & Construction....................................................................       7,528,376      (0.7%)
  Business Services..........................................................................      14,455,324      (1.3%)
  Chemicals..................................................................................      34,500,400      (3.1%)
  Containers & Glass.........................................................................       1,693,750      (0.2%)
  Cosmetics..................................................................................       3,360,350      (0.3%)
  Drugs & Health Care........................................................................      72,616,988      (6.5%)
  Electrical Equipment.......................................................................      48,407,363      (4.3%)
  Electronics................................................................................      63,125,007      (5.6%)
  Financial Services.........................................................................      35,084,926      (3.1%)
  Food & Beverages...........................................................................      68,548,136      (6.1%)
  Forest Products & Paper....................................................................      16,456,307      (1.5%)
  Hospital Management........................................................................      10,165,689      (0.9%)
  Hospital Supply............................................................................      30,587,031      (2.7%)
  Hotel & Restaurant.........................................................................      10,602,137      (0.9%)
  Household Appliances & Home Furnishings....................................................       1,995,625      (0.2%)
  Household Products.........................................................................      34,569,100      (3.1%)
  Insurance..................................................................................      38,990,773      (3.5%)
  Leisure....................................................................................       9,888,705      (0.9%)
  Liquor.....................................................................................       2,526,500      (0.2%)
  Machinery..................................................................................      14,790,412      (1.3%)
  Metals--Aluminum...........................................................................       4,013,638      (0.4%)
  Metals--Gold...............................................................................       5,642,260      (0.5%)
  Metals--Non-Ferrous........................................................................       2,738,985      (0.2%)
  Metals--Steel & Iron.......................................................................       1,839,738      (0.2%)
  Mining.....................................................................................       2,180,087      (0.2%)
  Miscellaneous..............................................................................       3,178,900      (0.3%)
  Multi-Industry.............................................................................       9,577,826      (0.9%)
  Newspapers.................................................................................       6,143,637      (0.5%)
  Office & Business Equipment................................................................      48,538,755      (4.3%)
  Oil & Gas Exploration......................................................................       2,800,313      (0.2%)
  Oil--Domestic..............................................................................      21,819,438      (1.9%)
  Oil--International.........................................................................      65,066,563      (5.8%)
  Oil--Services..............................................................................      11,558,751      (1.0%)
  Photography................................................................................       5,953,875      (0.5%)
  Printing & Publishing......................................................................       3,554,968      (0.3%)
  Retail Grocery.............................................................................       5,887,863      (0.5%)
  Retail Trade...............................................................................      42,490,678      (3.8%)
  Software...................................................................................      30,829,784      (2.7%)
  Textiles & Apparel.........................................................................       6,880,088      (0.6%)
  Tires & Rubber.............................................................................       3,116,200      (0.3%)
  Tobacco....................................................................................      21,138,225      (1.9%)
  Toys & Amusements..........................................................................       2,450,273      (0.2%)
  Transportation--Airlines...................................................................       4,475,875      (0.4%)
  Transportation--Railroad...................................................................      11,508,961      (1.0%)
  Transportation--Trucking...................................................................       1,006,875      (0.1%)
  Utilities--Electric........................................................................      27,914,283      (2.5%)
  Utilities--Gas Distribution & Pipelines....................................................      14,503,806      (1.3%)
  Utilities--Telephone.......................................................................      72,606,227      (6.5%)
                                                                                               --------------
  Total Common Stock.........................................................................   1,121,912,642    (100.0%)
                                                                                               --------------
PREFERRED STOCK
  Hospital Supply............................................................................           1,774      (0.0%)
                                                                                               --------------
  Total Equity Securities....................................................................   1,121,914,416    (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S. TREASURY BILLS............................................       6,119,501      (0.5%)
                                                                                               --------------
TOTAL INVESTMENTS............................................................................   1,128,033,917    (100.5%)
  Other Assets Less Liabilities..............................................................      (5,736,583)    (-0.5%)
                                                                                               --------------
NET ASSETS...................................................................................  $1,122,297,334    (100.0%)
                                                                                               --------------
                                                                                               --------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
                               DECEMBER 31, 1996



4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC.-- (CONCLUDED)


                                                                                                   AGGRESSIVE GROWTH
                                                                                                       PORTFOLIO
                                                                                               -------------------------
                                                                                                         VALUE
                                                                                                       (NOTE 1A)
COMMON STOCK
  Automotive.................................................................................  $    8,300,475      (0.6%)
  Banking....................................................................................      52,161,093      (4.0%)
  Broadcasting...............................................................................       1,911,644      (0.1%)
  Business Services..........................................................................     111,731,275      (8.5%)
  Chemicals..................................................................................       8,035,150      (0.6%)
  Drugs & Health Care........................................................................      40,531,901      (3.1%)
  Electronics................................................................................     159,063,920     (12.0%)
  Finance....................................................................................       1,903,687      (0.1%)
  Financial Services.........................................................................      36,782,250      (2.8%)
  Food & Beverages...........................................................................       8,800,137      (0.7%)
  Hospital Supply............................................................................      24,680,369      (1.9%)
  Hotel & Restaurant.........................................................................     147,865,328     (11.2%)
  Insurance..................................................................................      24,104,063      (1.8%)
  Leisure....................................................................................      22,011,718      (1.7%)
  Machinery..................................................................................       5,305,125      (0.4%)
  Office & Business Equipment................................................................      46,756,744      (3.5%)
  Oil........................................................................................       1,795,219      (0.1%)
  Oil & Gas Exploration......................................................................      22,009,875      (1.7%)
  Oil--Services..............................................................................     115,561,562      (8.7%)
  Personal Care..............................................................................       2,647,288      (0.2%)
  Printing & Publishing......................................................................       7,947,212      (0.6%)
  Retail Trade...............................................................................     116,932,900      (8.9%)
  Software...................................................................................     110,257,289      (8.3%)
  Textiles & Apparel.........................................................................      38,388,025      (2.9%)
  Tobacco....................................................................................       1,785,938      (0.1%)
  Transportation--Airlines...................................................................      19,139,375      (1.4%)
  Utilities--Miscellaneous...................................................................       7,936,000      (0.6%)
  Utilities--Telephone.......................................................................      19,502,387      (1.5%)
                                                                                               --------------
  Total Common Stock.........................................................................   1,163,847,949     (88.0%)
                                                                                               --------------
PREFERRED STOCK
  Printing & Publishing......................................................................       3,590,300      (0.3%)
                                                                                               --------------
Total Equity Securities......................................................................   1,167,438,249     (88.3%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS...........................................       2,312,500      (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER...............................................     142,773,021     (10.8%)
                                                                                               --------------
TOTAL INVESTMENTS............................................................................   1,312,523,770     (99.3%)
  Other Assets Less Liabilities..............................................................       9,325,594      (0.7%)
                                                                                               --------------
NET ASSETS...................................................................................  $1,321,849,364    (100.0%)
                                                                                               --------------
                                                                                               --------------

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

    We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.


Deloitte & Touche LLP
New York, New York


April 4, 1997

                      METROPOLITAN LIFE INSURANCE COMPANY

            CONSOLIDATED BALANCE SHEETS, DECEMBER 31, 1996 AND 1995


                                                                                          NOTES       1996        1995
                                                                                        ---------  ----------  ----------
                                                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed Maturities:...................................................................    2,12
  Available for Sale, at Estimated Fair Value.........................................             $   75,039  $   76,412
  Held to Maturity, at Amortized Cost.................................................                 11,322      11,340
  Equity Securities...................................................................    2,12          2,816       1,749
  Mortgage Loans on Real Estate.......................................................    2,12         18,964      17,216
  Policy Loans........................................................................     12           5,842       5,714
  Real Estate.........................................................................      2           7,744       8,761
  Real Estate Joint Ventures..........................................................      4             851         753
  Other Limited Partnership Interests.................................................      4             992         797
  Leases and Leveraged Leases.........................................................      2           1,883       1,503
  Short-Term Investments..............................................................     12             741       1,769
  Other Invested Assets...............................................................                  2,692       2,651
                                                                                                   ----------  ----------
    Total Investments.................................................................                128,886     128,665
Cash and Cash Equivalents.............................................................     12           2,325       1,930
Deferred Policy Acquisition Costs.....................................................                  7,227       6,508
Accrued Investment Income.............................................................                  1,611       1,961
Premiums and Other Receivables........................................................                  2,916       2,533
Deferred Income Taxes Receivable......................................................                     37      --
Other Assets..........................................................................                  2,094       2,157
Separate Account Assets...............................................................                 43,775      39,384
                                                                                                   ----------  ----------
TOTAL ASSETS..........................................................................             $  188,871  $  183,138
                                                                                                   ----------  ----------
                                                                                                   ----------  ----------
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................................................      5      $   69,223  $   68,256
Policyholder Account Balances.........................................................    5,12         47,674      48,133
Other Policyholder Funds..............................................................     12           4,179       4,006
Policyholder Dividends Payable........................................................                  1,817       1,825
Short- and Long-Term Debt.............................................................    9,12          5,365       5,580
Income Taxes Payable:.................................................................      6
  Current.............................................................................                    599         827
  Deferred............................................................................                 --             230
Other Liabilities.....................................................................                  4,632       3,666
Separate Account Liabilities..........................................................                 43,399      38,861
                                                                                                   ----------  ----------
    Total Liabilities.................................................................                176,888     171,384
                                                                                                   ----------  ----------
Commitments and Contingencies (Notes 2, 4 and 10).....................................
EQUITY
Retained Earnings.....................................................................                 10,937      10,084
Net Unrealized Investment Gains.......................................................      3           1,028       1,646
Foreign Currency Translation Adjustments..............................................                     18          24
                                                                                                   ----------  ----------
TOTAL EQUITY..........................................................................     13          11,983      11,754
                                                                                                   ----------  ----------
TOTAL LIABILITIES AND EQUITY..........................................................             $  188,871  $  183,138
                                                                                                   ----------  ----------
                                                                                                   ----------  ----------



          See accompanying notes to consolidated financial statements.



    The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                      METROPOLITAN LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                                   NOTES       1996       1995       1994
                                                                                -----------  ---------  ---------  ---------
                                                                                                      (IN MILLIONS)
REVENUES
Premiums......................................................................           5   $  11,462  $  11,178  $  10,078
Universal Life and Investment-Type Product Policy Fee Income..................                   1,173      1,105        883
Net Investment Income.........................................................           3       8,848      8,711      8,283
Investment Gains, Net.........................................................           3         603        199          4
Commissions, Fees and Other Income............................................                   1,152        741        636
                                                                                        --
                                                                                             ---------  ---------  ---------
Total Revenues................................................................                  23,238     21,934     19,884
                                                                                        --
                                                                                             ---------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................................................           5      12,525     11,976     11,179
Interest Credited to Policyholder Account Balances............................                   2,868      3,143      3,040
Policyholder Dividends........................................................                   1,728      1,786      1,752
Other Operating Costs and Expenses............................................                   4,711      4,285      3,500
                                                                                        --
                                                                                             ---------  ---------  ---------
Total Benefits and Other Deductions...........................................                  21,832     21,190     19,471
                                                                                        --
                                                                                             ---------  ---------  ---------
Earnings from Continuing Operations before Income Taxes.......................                   1,406        744        413
Income Taxes..................................................................           6         482        407        380
                                                                                        --
                                                                                             ---------  ---------  ---------
Earnings from Continuing Operations...........................................                     924        337         33
                                                                                        --
                                                                                             ---------  ---------  ---------
Discontinued Operations:
  (Loss) Earnings from Discontinued Operations (Net of Income Tax (Benefit)
    Expense of $(18) in 1996, $32 in 1995 and $54 in 1994)....................                     (52)       (54)        81
  (Loss) Gain on Disposal of Discontinued Operations (Net of Income Tax
    (Benefit) Expense of $(11) in 1996 and $106 in 1995)......................                     (19)       416     --
                                                                                        --
                                                                                             ---------  ---------  ---------
  (Loss) Earnings from Discontinued Operations................................                     (71)       362         81
                                                                                        --
                                                                                             ---------  ---------  ---------
NET EARNINGS..................................................................          13   $     853  $     699  $     114
                                                                                        --
                                                                                        --
                                                                                             ---------  ---------  ---------
                                                                                             ---------  ---------  ---------

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994

                                                                                  NOTES       1996       1995       1994
                                                                               -----------  ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
RETAINED EARNINGS, BEGINNING OF YEAR.........................................               $  10,084  $   9,385  $   9,271
Net Earnings.................................................................                     853        699        114
                                                                                            ---------  ---------  ---------
RETAINED EARNINGS, END OF YEAR...............................................                  10,937     10,084      9,385
                                                                                            ---------  ---------  ---------

NET UNREALIZED INVESTMENT GAINS (LOSSES), BEGINNING OF YEAR..................                   1,646       (955)       259
Cumulative Effect of Accounting Change.......................................           1      --         --         (1,247)
Change in Unrealized Investment (Losses) Gains...............................                    (618)     2,601         33
                                                                                            ---------  ---------  ---------
NET UNREALIZED INVESTMENT GAINS (LOSSES), END OF YEAR........................                   1,028      1,646       (955)
                                                                                            ---------  ---------  ---------

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS, BEGINNING OF YEAR..................                      24         (2)       (17)
Change in foreign currency translation adjustments...........................                      (6)        26         15
                                                                                            ---------  ---------  ---------
FOREIGN CURRENCY TRANSLATION ADJUSTMENTS, END OF YEAR........................                      18         24         (2)
                                                                                            ---------  ---------  ---------
    TOTAL EQUITY, END OF YEAR................................................          13   $  11,983  $  11,754  $   8,428
                                                                                            ---------  ---------  ---------
                                                                                            ---------  ---------  ---------

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                                                       1996        1995        1994
                                                                                    ----------  ----------  ----------
                                                                                              (IN MILLIONS)
NET CASH PROVIDED BY OPERATING ACTIVITIES.........................................  $    3,688  $    4,823  $    3,980
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
    Fixed Maturities..............................................................      76,117      64,372      47,658
    Equity Securities.............................................................       2,069         694         795
    Mortgage Loans on Real Estate.................................................       2,380       3,182       2,684
    Real Estate...................................................................       1,948       1,193         688
    Real Estate Joint Ventures....................................................         410         387         471
    Other Limited Partnership Interests...........................................         178          42          24
  Purchases of:
    Fixed Maturities..............................................................     (76,225)    (66,693)    (51,073)
    Equity Securities.............................................................      (2,742)       (781)       (812)
    Mortgage Loans on Real Estate.................................................      (4,225)     (2,491)     (1,465)
    Real Estate...................................................................        (859)       (904)       (773)
    Real Estate Joint Ventures....................................................        (130)       (285)        (51)
    Other Limited Partnership Interests...........................................        (307)        (87)       (164)
  Net Change in Short-Term Investments............................................       1,028        (634)        198
  Net Change in Policy Loans......................................................        (128)       (112)       (393)
  Other, Net......................................................................        (438)       (568)       (107)
                                                                                    ----------  ----------  ----------
NET CASH USED BY INVESTING ACTIVITIES.............................................        (924)     (2,685)     (2,320)
                                                                                    ----------  ----------  ----------
Cash Flows from Financing Activities:
  Policyholder Account Balances
    Deposits......................................................................      17,167      16,017      15,580
    Withdrawals...................................................................     (19,321)    (19,142)    (16,876)
  Additions to Long-Term Debt.....................................................          --         692         148
  Repayments of Long-Term Debt....................................................        (284)       (389)       (334)
  Net Increase (Decrease) in Short-Term Debt......................................          69         (78)        143
                                                                                    ----------  ----------  ----------
NET CASH USED BY FINANCING ACTIVITIES.............................................      (2,369)     (2,900)     (1,339)
                                                                                    ----------  ----------  ----------
Change in Cash and Cash Equivalents...............................................         395        (762)        321
Cash and Cash Equivalents, Beginning of Year......................................       1,930       2,692       2,371
                                                                                    ----------  ----------  ----------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................  $    2,325  $    1,930  $    2,692
                                                                                    ----------  ----------  ----------
                                                                                    ----------  ----------  ----------
Supplemental Cash Flow Information:
  Interest Paid...................................................................         310         280         257
                                                                                    ----------  ----------  ----------
                                                                                    ----------  ----------  ----------
  Income Taxes Paid...............................................................  $      497  $      283  $      161
                                                                                    ----------  ----------  ----------
                                                                                    ----------  ----------  ----------



          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                                                             1996       1995       1994
                                                                                           ---------  ---------  ---------
                                                                                                    (IN MILLIONS)
NET EARNINGS.............................................................................  $     853  $     699  $     114
Adjustments to Reconcile Net Earnings to Net Cash Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.......................................       (391)      (376)      (538)
  Change in Accrued Investment Income....................................................        350       (191)       (70)
  Change in Premiums and Other Receivables...............................................       (106)       (29)      (458)
  Undistributed (Income) Loss of Real Estate Joint Ventures and Other Limited
    Partnerships.........................................................................        100        (95)       150
  Gains from Sale of Investments and Businesses, Net.....................................       (573)      (721)        (4)
  Depreciation and Amortization Expenses.................................................        (18)        30        (25)
  Interest Credited to Policyholder Account Balances.....................................      2,868      3,143      3,040
  Universal Life and Investment-Type Product Policy Fee Income...........................     (1,173)    (1,105)      (883)
  Change in Future Policy Benefits.......................................................      2,149      2,332      2,089
  Change in Other Policyholder Funds.....................................................        181        (66)        65
  Change in Policyholder Dividends Payable...............................................         (8)        11        (55)
  Change in Income Taxes Payable.........................................................       (134)       327        503
  Other, Net.............................................................................       (410)       864         52
                                                                                           ---------  ---------  ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES................................................  $   3,688  $   4,823  $   3,980
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------


          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

    Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION


    The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.


    The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.


    Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.


    In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.


    Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," has been reflected in equity at January 1, 1994 (see Note 13).


    As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by $135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

  VALUATION OF INVESTMENTS


    Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.


    Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

    Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

    Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.


    The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.


    The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  INVESTMENT RESULTS

    Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

  PROPERTY AND EQUIPMENT


    Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.


  RECOGNITION OF INCOME AND EXPENSES

    Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

    Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

    Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

  DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

    For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

    For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

    For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

  VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

    The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES


    Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.


    Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from
2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

    Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

    For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

  INCOME TAXES

    MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

  SEPARATE ACCOUNT OPERATIONS

    Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

    Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  POLICYHOLDER DIVIDENDS

    The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

  CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

    For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

  DISCONTINUED OPERATIONS

    In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

    During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

    These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

  FOREIGN CURRENCY TRANSLATION

    Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

  ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES

    The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (IN MILLIONS):

                                                                                             GROSS UNREALIZED
                                                                               AMORTIZED   --------------------   ESTIMATED
                                                                                 COST        GAIN       LOSS     FAIR VALUE
                                                                              -----------  ---------  ---------  -----------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government
      corporations and agencies.............................................   $      48   $       3              $      51
    States and political subdivisions.......................................          58           1                     59
    Foreign governments.....................................................         260           5                    265
    Corporate...............................................................       7,520         236  $      64       7,692
    Mortgage-backed securities..............................................         689           1         16         674
    Other...................................................................       2,746          85         24       2,807
                                                                              -----------  ---------  ---------  -----------
  Total bonds...............................................................      11,321         331        104      11,548
  Redeemable preferred stocks...............................................           1          --         --           1
                                                                              -----------  ---------  ---------  -----------
Total Fixed Maturities......................................................   $  11,322   $     331  $     104   $  11,549
                                                                              -----------  ---------  ---------  -----------
                                                                              -----------  ---------  ---------  -----------

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (IN MILLIONS):

Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S.
      government corporations and agencies...................   $      63   $       3              $      66
    States and political subdivisions........................          57          --                     57
    Foreign governments......................................         194          10                    204
    Corporate................................................       8,039         398  $      33       8,404
    Mortgage-backed securities...............................         860           5         31         834
    Other....................................................       2,126         128          5       2,249
                                                               -----------  ---------  ---------  -----------
  Total bonds................................................      11,339         544         69      11,814
  Redeemable preferred stocks................................           1          --         --           1
                                                               -----------  ---------  ---------  -----------
Total Fixed Maturities.......................................   $  11,340   $     544  $      69   $  11,815
                                                               -----------  ---------  ---------  -----------
                                                               -----------  ---------  ---------  -----------

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS--(CONTINUED)
AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (IN MILLIONS)

                                                                                             GROSS UNREALIZED
                                                                               AMORTIZED   --------------------   ESTIMATED
                                                                                 COST        GAIN       LOSS     FAIR VALUE
                                                                              -----------  ---------  ---------  -----------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government
      corporations and agencies.............................................   $  12,949   $     901  $     128   $  13,722
    States and political subdivisions.......................................         536          13          1         548
    Foreign governments.....................................................       2,597         266          6       2,857
    Corporate...............................................................      32,520       1,102        294      33,328
    Mortgage-backed securities..............................................      21,200         407         91      21,516
    Other...................................................................       2,511          90         30       2,571
                                                                              -----------  ---------  ---------  -----------
  Total bonds...............................................................      72,313       2,779        550      74,542
  Redeemable preferred stocks...............................................         500          --          3         497
                                                                              -----------  ---------  ---------  -----------
Total Fixed Maturities......................................................   $  72,813   $   2,779  $     553   $  75,039
                                                                              -----------  ---------  ---------  -----------
                                                                              -----------  ---------  ---------  -----------
Equity Securities:
  Common stocks.............................................................   $   1,882   $     648  $      55   $   2,475
  Nonredeemable preferred stocks............................................         371          51         81         341
                                                                              -----------  ---------  ---------  -----------
Total Equity Securities.....................................................   $   2,253   $     699  $     136   $   2,816
                                                                              -----------  ---------  ---------  -----------
                                                                              -----------  ---------  ---------  -----------

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (IN MILLIONS)

Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S.
      government corporations and agencies...................   $  15,963   $   2,194  $       4   $  18,153
    States and political subdivisions........................          54           1     --              55
    Foreign governments......................................       1,851         195     --           2,046
    Corporate................................................      29,742       1,905        124      31,523
    Mortgage-backed securities...............................      21,255         707         28      21,934
    Other....................................................       1,788         235          7       2,016
                                                               -----------  ---------  ---------  -----------
  Total bonds................................................      70,653       5,237        163      75,727
  Redeemable preferred stocks................................         593          95          3         685
                                                               -----------  ---------  ---------  -----------
Total Fixed Maturities.......................................   $  71,246   $   5,332  $     166   $  76,412
                                                               -----------  ---------  ---------  -----------
                                                               -----------  ---------  ---------  -----------
Equity Securities:
  Common stocks..............................................   $   1,372   $     389  $     134   $   1,627
  Nonredeemable preferred stocks.............................         167           2         47         122
                                                               -----------  ---------  ---------  -----------
Total Equity Securities......................................   $   1,539   $     391  $     181   $   1,749
                                                               -----------  ---------  ---------  -----------
                                                               -----------  ---------  ---------  -----------

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS--(CONTINUED)
    The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                       AMORTIZED    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                          COST      FAIR VALUE
                                                      -----------  -----------
Due in one year or less.............................   $     389    $     391
Due after one year through five years...............       3,317        3,413
Due after five years through 10 years...............       5,444        5,562
Due after 10 years..................................       1,482        1,508
                                                      -----------  -----------
    Subtotal........................................      10,632       10,874
Mortgage-backed securities..........................         689          674
                                                      -----------  -----------
    Total...........................................   $  11,321    $  11,548
                                                      -----------  -----------
                                                      -----------  -----------

    The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                       AMORTIZED    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                          COST      FAIR VALUE
                                                      -----------  -----------
Due in one year or less.............................   $   1,842    $   1,844
Due after one year through five years...............      13,659       13,957
Due after five years through 10 years...............      15,729       16,228
Due after 10 years..................................      19,883       20,997
                                                      -----------  -----------
    Subtotal........................................      51,113       53,026
Mortgage-backed securities..........................      21,200       21,516
                                                      -----------  -----------
    Total...........................................   $  72,313    $  74,542
                                                      -----------  -----------
                                                      -----------  -----------


    Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


  MORTGAGE LOANS

    Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

    The mortgage loan investments were categorized as follows:


DECEMBER 31                                               1996           1995
                                                      -------------  ------------
Office buildings....................................          30%            32%
Retail..............................................          19%            18%
Residential.........................................          16%            17%
Agricultural........................................          18%            16%
Other...............................................          17%            17%
                                                             ---            ---
    Total...........................................         100%           100%
                                                             ---            ---
                                                             ---            ---


    Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS--(CONTINUED)

    Mortgage loan valuation allowances and changes thereto are shown below.


DECEMBER 31 (IN MILLIONS)                             1996       1995       1994
                                                    ---------  ---------  ---------
Balance, beginning of year........................  $     466  $     483  $     569
Additions charged to income.......................        144        107         89
Deductions for writedowns and dispositions........       (166)      (124)      (175)
                                                    ---------  ---------  ---------
Balance, end of year..............................  $     444  $     466  $     483
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------

    Impaired mortgage loans and related valuation allowances are as follows:

DECEMBER 31 (IN MILLIONS)                                   1996       1995
                                                          ---------  ---------
Impaired mortgage loans with valuation allowances.......  $   1,677  $   2,028
Impaired mortgage loans with no valuation allowances....        165        389
                                                          ---------  ---------
Recorded investment in impaired mortgage loans..........      1,842      2,417
Valuation allowances....................................       (427)      (449)
                                                          ---------  ---------
Net impaired mortgage loans.............................  $   1,415  $   1,968
                                                          ---------  ---------
                                                          ---------  ---------

    During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  REAL ESTATE


    Real Estate valuation allowances and changes thereto are shown below.



YEARS ENDED DECEMBER 31 (IN MILLIONS)                 1996       1995       1994
                                                    ---------  ---------  ---------
Balance, beginning of year........................  $     743  $     622  $     674
Additions charged to income.......................        127        358         82
Deductions for writedowns and dispositions........       (341)      (237)      (134)
                                                    ---------  ---------  ---------
Balance, end of year..............................  $     529  $     743  $     622
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------


The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

    Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS (CONTINUED)

  LEASES AND LEVERAGED LEASES

    The Company's investment in direct financing leases and leveraged leases is summarized below.

                                   DIRECT FINANCING      LEVERAGED LEASES
                                        LEASES                                      TOTAL
                                 --------------------  --------------------  --------------------
DECEMBER 31 (IN MILLIONS)          1996       1995       1996       1995       1996       1995
                                 ---------  ---------  ---------  ---------  ---------  ---------
Investment.....................  $   1,247  $   1,054  $     507  $     298  $   1,754  $   1,352
Estimated Residual Values......        238        231        543        445        781        676
                                 ---------  ---------  ---------  ---------  ---------  ---------
  Total........................      1,485      1,285      1,050        743      2,535      2,028
Unearned Income................       (336)      (295)      (316)      (230)      (652)      (525)
                                 ---------  ---------  ---------  ---------  ---------  ---------
  Net Investment...............  $   1,149  $     990  $     734  $     513  $   1,883  $   1,503
                                 ---------  ---------  ---------  ---------  ---------  ---------
                                 ---------  ---------  ---------  ---------  ---------  ---------

    The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

    Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                DIRECT
YEAR ENDING DECEMBER 31 (IN MILLIONS)          FINANCING    RESIDUALS     TOTAL
                                              -----------  -----------  ---------
1997........................................   $     236    $      20   $     256
1998........................................         209            9         218
1999........................................         189           25         214
2000........................................         167           26         193
2001........................................         128           23         151
Thereafter..................................         318          135         453
                                              -----------       -----   ---------
    Total...................................   $   1,247    $     238   $   1,485
                                              -----------       -----   ---------
                                              -----------       -----   ---------

    Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

  FINANCIAL INSTRUMENTS

    The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

    The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

    Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS--(CONTINUED)
instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

    During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

    Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

  ASSETS ON DEPOSIT

    As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

    The sources of investment income are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)           1996       1995       1994
                                              ---------  ---------  ---------
Fixed maturities............................  $   6,042  $   6,006  $   5,682
Equity securities...........................         60         45         53
Mortgage loans on real estate...............      1,523      1,501      1,573
Policy loans................................        399        394        359
Real estate.................................      1,647      1,833      1,870
Real estate joint ventures..................         21         41        (99)
Other limited partnership interests.........         70         23         40
Leases and leveraged leases.................        135        113         92
Cash, cash equivalents and short-term
 investments................................        214        231        146
Other investment income.....................        281        326        337
                                              ---------  ---------  ---------
  Gross investment income...................     10,392     10,513     10,053
Investment expenses.........................     (1,544)    (1,802)    (1,770)
                                              ---------  ---------  ---------
  Investment income, net....................  $   8,848  $   8,711  $   8,283
                                              ---------  ---------  ---------
                                              ---------  ---------  ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

3. INVESTMENT INCOME AND INVESTMENT GAINS--(CONTINUED)
    Investment gains (losses), including changes in valuation allowances, are summarized as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                  1996       1995       1994
                                                     ---------  ---------  ---------
Fixed maturities...................................  $     234  $     621  $     (97)
Equity securities..................................         78         (5)       141
Mortgage loans on real estate......................        (86)       (51)       (41)
Real estate........................................        165       (375)       (20)
Real estate joint ventures.........................        206        (16)        18
Other limited partnership interests................         82        117         28
Other..............................................        (76)       (92)       (25)
                                                     ---------  ---------  ---------
    Investment gains, net..........................  $     603  $     199  $       4
                                                     ---------  ---------  ---------
                                                     ---------  ---------  ---------


    Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.

                      METROPOLITAN LIFE INSURANCE COMPANY

3. INVESTMENT INCOME AND INVESTMENT GAINS--(CONTINUED)
    The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:

DECEMBER 31 (IN MILLIONS)                                1996       1995       1994
                                                       ---------  ---------  ---------
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on:
    Fixed maturities.................................  $   2,226  $   5,166  $  (2,328)
    Equity securities................................        563        210         41
    Other............................................        474        380        378
                                                       ---------  ---------  ---------
                                                           3,263      5,756     (1,909)
  Amounts of unrealized investment gains (losses)
    attributable to:
    Participating pension contracts..................         (9)      (350)       (92)
    Loss recognition.................................     (1,219)    (2,064)        (1)
    Deferred policy acquisition cost allowances......       (420)      (748)       499
    Deferred income tax (expense) benefit............       (587)      (948)       548
                                                       ---------  ---------  ---------
Balance, end of year.................................  $   1,028  $   1,646  $    (955)
                                                       ---------  ---------  ---------
                                                       ---------  ---------  ---------

                                                                      1996       1995       1994
                                                                    ---------  ---------  ---------
YEARS ENDED DECEMBER 31 (IN MILLIONS)
Balance, beginning of year:.......................................  $   1,646  $    (955) $     259
  Change in unrealized investment gains (losses)..................     (2,493)     7,665         50
  Unrealized loss at date of adoption of SFAS No. 115.............         --         --     (2,449)
  Change in unrealized investment gains (losses) attributable to:
    Participating pension contracts...............................        341       (258)       (86)
    Loss recognition..............................................        845     (2,063)        21
Deferred policy acquisition cost allowances.......................        328     (1,247)       550
    Deferred income tax (expense) benefit.........................        361     (1,496)       700
                                                                    ---------  ---------  ---------
Balance, end of year..............................................  $   1,028  $   1,646  $    (955)
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS

    Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:


                                                                                   1996       1995
                                                                                 ---------  ---------
DECEMBER 31 (IN MILLIONS)
Assets:
  Investments in real estate, at depreciated cost..............................  $   1,030  $   1,409
  Investments in securities,generally at estimated fair value..................        621        534
  Cash and cash equivalents....................................................         37         33
  Other........................................................................      1,030      1,005
                                                                                 ---------  ---------
    Total assets...............................................................  $   2,718  $   2,981
                                                                                 ---------  ---------
                                                                                 ---------  ---------
Liabilities:
  Borrowed funds--third party..................................................  $     243  $     264
  Borrowed funds--MetLife......................................................         69        133
  Other........................................................................        915        933
                                                                                 ---------  ---------
    Total liabilities..........................................................      1,227      1,330
                                                                                 ---------  ---------
Partners' Capital..............................................................  $   1,491  $   1,651
                                                                                 ---------  ---------
                                                                                 ---------  ---------
MetLife equity in partners' capital included above.............................  $     786  $   1,103
                                                                                 ---------  ---------
                                                                                 ---------  ---------


                                                                             1996       1995       1994
                                                                           ---------  ---------  ---------
YEARS ENDED DECEMBER 31 (IN MILLIONS)
Operations:
  Revenues of real estate joint ventures.................................  $     275  $     364  $     357
  Revenues of other limited partnerships interests.......................        297        417        287
  Interest expense--third party..........................................        (11)       (26)       (24)
  Interest expense--MetLife..............................................        (19)       (31)       (27)
  Other expenses.........................................................       (411)      (501)      (499)
                                                                           ---------  ---------  ---------
Net earnings.............................................................  $     131  $     223  $      94
                                                                           ---------  ---------  ---------
                                                                           ---------  ---------  ---------
MetLife earnings from real estate joint ventures and other limited
 partnership interests included above....................................  $      34  $      28  $       9
                                                                           ---------  ---------  ---------
                                                                           ---------  ---------  ---------

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

    In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

    The effect of reinsurance on premiums earned is as follows:


                                                                     1996       1995       1994
                                                                   ---------  ---------  ---------
YEARS ENDED DECEMBER 31 (IN MILLIONS)
Direct premiums..................................................  $  12,569  $  11,944  $  11,309
Reinsurance assumed..............................................        508        812        227
Reinsurance ceded................................................     (1,615)    (1,578)    (1,458)
                                                                   ---------  ---------  ---------
Net premiums earned..............................................  $  11,462  $  11,178  $  10,078
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS--(CONTINUED)
    Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.

    A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

    The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

    Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                                         1996       1995       1994
                                                                       ---------  ---------  ---------
YEARS ENDED DECEMBER 31 (IN MILLIONS)
Balance at January 1.................................................  $   3,296  $   2,670  $   2,553
  Less reinsurance recoverables......................................        214        104         88
                                                                       ---------  ---------  ---------
Net balance at January 1.............................................      3,082      2,566      2,465
                                                                       ---------  ---------  ---------
Incurred related to:
  Current year.......................................................      2,951      3,420      2,831
  Prior years........................................................       (114)       (68)       (75)
                                                                       ---------  ---------  ---------
Total incurred.......................................................      2,837      3,352      2,756
                                                                       ---------  ---------  ---------
Paid related to:
  Current year.......................................................      1,998      2,053      1,887
  Prior years........................................................        791        783        768
                                                                       ---------  ---------  ---------
Total paid...........................................................      2,789      2,836      2,655
                                                                       ---------  ---------  ---------
Net balance at December 31...........................................      3,130      3,082      2,566
  Plus reinsurance recoverables......................................        215        214        104
                                                                       ---------  ---------  ---------
Balance at December 31...............................................  $   3,345  $   3,296  $   2,670
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

    The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES


    Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

                      METROPOLITAN LIFE INSURANCE COMPANY

6. INCOME TAXES--(CONTINUED)
    MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.


    INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS


                                                                           CURRENT     DEFERRED      TOTAL
                                                                         -----------  -----------  ---------
1996 (IN MILLIONS)
Federal................................................................   $     346    $      66   $     412
State and local........................................................          25            6          31
Foreign................................................................          27           12          39
                                                                              -----          ---   ---------
Total..................................................................   $     398    $      84   $     482
                                                                              -----          ---   ---------
                                                                              -----          ---   ---------
1995 (IN MILLIONS)
Federal................................................................   $     241    $      65   $     306
State and local........................................................          52            3          55
Foreign................................................................          22           24          46
                                                                              -----          ---   ---------
Total..................................................................   $     315    $      92   $     407
                                                                              -----          ---   ---------
                                                                              -----          ---   ---------
1994 (IN MILLIONS)
Federal................................................................   $     443    $     (95)  $     348
State and local........................................................          15           (5)         10
Foreign................................................................          17            5          22
                                                                              -----          ---   ---------
Total..................................................................   $     475    $     (95)  $     380
                                                                              -----          ---   ---------
                                                                              -----          ---   ---------

    Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                                             1996       1995       1994
                                                                           ---------  ---------  ---------
YEARS ENDED DECEMBER 31 (IN MILLIONS)
Income before taxes......................................................  $   1,406  $     744  $     413
Income tax rate..........................................................         35%        35%        35%
                                                                           ---------  ---------  ---------
Expected income tax expense at federal statutory income
 tax rate................................................................        492        260        145
Tax effect of:
  Tax exempt investment income...........................................        (18)        (9)        (9)
  Differential earnings amount...........................................         38         67        206
  State and local income taxes...........................................         23         37          5
  Foreign operations.....................................................         (7)        25          3
  Tax credits............................................................        (15)       (15)        --
  Prior year taxes.......................................................        (46)        (3)         3
  Other, net.............................................................         15         45         27
                                                                           ---------  ---------  ---------
Income tax expense.......................................................  $     482  $     407  $     380
                                                                           ---------  ---------  ---------
                                                                           ---------  ---------  ---------

    The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for

                      METROPOLITAN LIFE INSURANCE COMPANY

6. INCOME TAXES (CONTINUED)

    financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

    As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

    As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.

7. EMPLOYEE BENEFIT PLANS

  PENSION PLANS

    The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

    Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:


YEARS ENDED DECEMBER 31 (IN MILLIONS)                                 1996       1995       1994
                                                                    ---------  ---------  ---------
Service cost......................................................  $      77  $      62  $      93
Interest cost on projected benefit obligation.....................        232        222        216
Actual return on assets...........................................       (273)      (280)      (246)
Net amortization and deferrals....................................        (12)       (13)       (28)
                                                                    ---------  ---------  ---------
Net periodic pension cost.........................................  $      24  $      (9) $      35
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

7. EMPLOYEE BENEFIT PLANS--(CONTINUED)
    The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                                      1996                        1995
                                           --------------------------  --------------------------
DECEMBER 31 (IN MILLIONS)                  OVERFUNDED    UNDERFUNDED   OVERFUNDED    UNDERFUNDED
                                           -----------  -------------  -----------  -------------
Actuarial present value of obligations:
  Vested.................................   $   2,756     $     135     $   2,682     $     121
  Nonvested..............................          38        --                43             1
                                           -----------        -----    -----------        -----
Accumulated benefit obligation...........   $   2,794     $     135     $   2,725     $     122
                                           -----------        -----    -----------        -----
                                           -----------        -----    -----------        -----
Projected benefit obligation.............   $   3,084     $     184     $   3,047     $     166
Plan assets (principally Company
 investment contracts) at contract
 value...................................       3,495           133         3,236           117
                                           -----------        -----    -----------        -----
Plan assets in excess of (less than)
 projected benefit obligation............         411           (51)          189           (49)
Unrecognized prior service cost..........         165        --                71            (4)
Unrecognized net (loss) gain from past
 experience different from that
 assumed.................................          (5)           38           351            43
Unrecognized net asset at transition.....        (172)           (4)         (206)           (5)
                                           -----------        -----    -----------        -----
Prepaid (accrued) pension cost at
 December 31.............................   $     399     $     (17)    $     405     $     (15)
                                           -----------        -----    -----------        -----
                                           -----------        -----    -----------        -----

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

  SAVINGS AND INVESTMENT PLANS

    The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

  OTHER POSTRETIREMENT BENEFITS

    The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                      METROPOLITAN LIFE INSURANCE COMPANY

7. EMPLOYEE BENEFIT PLANS--(CONTINUED)
    The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

DECEMBER 31 (IN MILLIONS)                                                   1996       1995
                                                                          ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees..............................................................  $   1,170  $   1,223
  Fully eligible active employees.......................................        135        111
  Active employees not eligible to retire...............................        378        366
                                                                          ---------  ---------
    Total...............................................................      1,683      1,700
Plan assets (Company insurance contracts) at contract value.............        897        804
                                                                          ---------  ---------
Plan assets less than accumulated postretirement benefit obligation.....       (786)      (896)
Unrecognized net (loss) gain from past experience different from that
 assumed and from changes in assumptions................................        (20)       108
                                                                          ---------  ---------
Accrued nonpension postretirement benefit cost at December 31...........  $    (806) $    (788)
                                                                          ---------  ---------
                                                                          ---------  ---------

    The components of the net periodic nonpension postretirement benefit cost are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                                 1996       1995       1994
                                                                    ---------  ---------  ---------
Service cost......................................................  $      41  $      28  $      43
Interest cost on accumulated postretirement benefit obligation....        127        115        122
Actual return on plan assets (Company insurance contracts)........        (58)       (63)       (56)
Net amortization and deferrals....................................          2         (9)        (1)
                                                                    ---------  ---------  ---------
Net periodic nonpension postretirement benefit cost...............  $     112  $      71  $     108
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------


    The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.


    If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of 13.0 percent.

8. LEASES

  LEASE INCOME ON REAL ESTATE

    During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

  LEASE EXPENSE

    The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding

                      METROPOLITAN LIFE INSURANCE COMPANY

8. LEASES--(CONTINUED)
four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

    Debt consisted of the following:

DECEMBER 31, (IN MILLIONS)                                                  1996       1995
                                                                          ---------  ---------
6.300% surplus notes scheduled to mature on November 1, 2003............  $     396  $     395
7.000% surplus notes scheduled to mature on November 1, 2005............        248        248
7.700% surplus notes scheduled to mature on November 1, 2015............        197        197
7.450% surplus notes scheduled to mature on November 1, 2023............        296        296
7.875% surplus notes scheduled to mature on February 15, 2024...........        148        148
7.800% surplus notes scheduled to mature on November 1, 2025............        248        247
Mortgage debt, due 1997 through 2015, interest rates ranging from
 7.25% to 10.25%........................................................         96        187
Other...................................................................        425        627
                                                                          ---------  ---------
Total long-term debt....................................................      2,054      2,345
Short-term debt.........................................................      3,311      3,235
                                                                          ---------  ---------
    Total...............................................................  $   5,365  $   5,580
                                                                          ---------  ---------
                                                                          ---------  ---------


    Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.


    At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

    As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

    Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

    Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

    While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an

                      METROPOLITAN LIFE INSURANCE COMPANY

10. CONTINGENCIES--(CONTINUED)
unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

    Other operating costs and expenses consisted of the following:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                    1996       1995       1994
                                                       ---------  ---------  ---------
Compensation costs...................................  $   1,813  $   1,607  $   1,553
Commissions..........................................        722        853        700
Interest and debt issue costs........................        311        285        264
Amortization of policy acquisition costs.............        637        684        601
Capitalization of policy acquisition costs...........     (1,028)    (1,060)    (1,062)
Rent expense, net of sublease........................        180        184        179
Restructuring charges................................         18         88     --
Other................................................      2,058      1,644      1,265
                                                       ---------  ---------  ---------
Total................................................  $   4,711  $   4,285  $   3,500
                                                       ---------  ---------  ---------
                                                       ---------  ---------  ---------

    During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

    The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

                      METROPOLITAN LIFE INSURANCE COMPANY

12. FAIR VALUE INFORMATION--(CONTINUED)
    The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.


                                                       NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                         AMOUNT       VALUE    FAIR VALUE
                                                      -----------  ---------  -----------
ASSETS
  Fixed maturities..................................               $  86,361   $  86,588
  Equity securities.................................                   2,816       2,816
  Mortgage loans on real estate.....................                  18,964      19,342
  Policy loans......................................                   5,842       5,796
  Short-term investments............................                     741         741
  Cash and cash equivalents.........................                   2,325       2,325
LIABILITIES
  Policyholder account balances.....................                  30,470      30,611
  Short- and long-term debt.........................                   5,365       5,331
OTHER FINANCIAL INSTRUMENTS
  Interest rate swaps...............................   $   1,242      --             (14)
  Interest rate caps................................       1,946          20          14
  Foreign currency swaps............................         207      --             (23)
  Foreign currency forwards.........................         151           3           3
  Covered call options..............................          25          (2)         (2)
  Unused lines of credit............................       1,821      --               1



DECEMBER 31, 1995 (IN MILLIONS)
ASSETS
  Fixed maturities..................................               $  87,752   $  88,227
  Equity securities.................................                   1,749       1,749
  Mortgage loans on real estate.....................                  17,216      18,161
  Policy loans......................................                   5,714       5,884
  Short-term investments............................                   1,769       1,769
  Cash and cash equivalents.........................                   1,930       1,930
LIABILITIES
  Policyholder account balances.....................                  31,595      31,974
  Short- and long-term debt.........................                   5,580       5,594
OTHER FINANCIAL INSTRUMENTS
  Interest rate swaps...............................   $   2,031         (29)        (40)
  Interest rate caps................................       2,711          32          15
  Foreign currency swaps............................          89      --               4
  Foreign currency forwards.........................         121           1           1
  Covered call options..............................          25          (2)         (2)
  Futures contracts.................................       1,402         (19)     --
  Unused lines of credit............................       1,645      --               1


    For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418

                      METROPOLITAN LIFE INSURANCE COMPANY

12. FAIR VALUE INFORMATION--(CONTINUED)
million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

    The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.


    For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.


13. STATUTORY FINANCIAL INFORMATION


    The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:



(IN MILLIONS)
December 31, 1993, statutory surplus:
  MetLife historical...................................................  $   6,406
  The New England historical...........................................        401
  Adjustments to conform statutory accounting policies.................       (315)
                                                                         ---------
                                                                             6,492
Adjustments to GAAP:
Future policy benefits and policyholder account balances...............     (3,975)
Deferred policy acquisition costs......................................      6,142
Deferred income taxes..................................................      1,032
Valuation of investments...............................................     (2,216)
Statutory asset valuation reserves.....................................      1,743
Statutory interest maintenance reserve.................................        962
Surplus notes..........................................................       (629)
Other, net.............................................................        (38)
                                                                         ---------
January 1, 1994, equity................................................  $   9,513
                                                                         ---------
                                                                         ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION--(CONTINUED)
    The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.


YEARS ENDED DECEMBER 31 (IN MILLIONS)                      1996       1995       1994
                                                         ---------  ---------  ---------
Net change in statutory surplus:
  MetLife historical...................................  $     366  $     260  $    (102)
  The New England historical...........................     --             (8)       231
  Adjustments to conform statutory accounting
    policies...........................................     --            (23)       (65)
                                                         ---------  ---------  ---------
                                                               366        229         64
Adjustments to GAAP:
  Future policy benefits and policyholder account
    balances...........................................       (165)       (17)      (464)
  Deferred policy acquisition costs....................        391        376        461
  Deferred income taxes................................        (74)       (97)        47
  Valuation of investments.............................        (84)       106        (53)
  Statutory asset valuation reserves...................        599         30        313
  Statutory interest maintenance reserve...............         19        284        (58)
  Surplus notes........................................     --           (622)      (148)
  Other, net...........................................       (199)       410        (48)
                                                         ---------  ---------  ---------
  Net Earnings.........................................  $     853  $     699  $     114
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------



DECEMBER 31 (IN MILLIONS)                                  1996       1995
                                                         ---------  ---------
Statutory surplus:
  MetLife historical...................................  $   7,151  $   6,564
  The New England historical...........................     --            624
  Adjustments to conform statutory accounting
    policies...........................................     --           (403)
                                                         ---------  ---------
                                                             7,151      6,785
Adjustments to GAAP:
  Future policy benefits and policyholder account
    balances...........................................     (5,742)    (6,781)
  Deferred policy acquisition costs....................      7,227      6,508
  Deferred income taxes................................        264        (28)
  Valuation of investments.............................        610      3,070
  Statutory asset valuation reserves...................      2,684      2,085
  Statutory interest maintenance reserve...............      1,208      1,189
  Surplus notes........................................     (1,393)    (1,391)
  Other, net...........................................        (26)       317
                                                         ---------  ---------
  Equity...............................................  $  11,983  $  11,754
                                                         ---------  ---------
                                                         ---------  ---------

                             APPENDIX TO PROSPECTUS
                             OPTIONAL INCOME PLANS

    The insurance proceeds when the covered person dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Certificate, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can have significant federal income tax consequences associated with the Certificate proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1.  INTEREST INCOME

    The   amount  applied  will  earn  interest  which  will  be  paid  monthly.
Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.  INSTALLMENT INCOME FOR A STATED PERIOD

    Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A.  INSTALLMENT INCOME OF A STATED AMOUNT

    Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.  SINGLE LIFE INCOME--GUARANTEED PAYMENT PERIOD

    Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.  SINGLE LIFE INCOME--GUARANTEED RETURN

    Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.  JOINT AND SURVIVOR LIFE INCOME

    Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

    OTHER FREQUENCIES AND PLANS. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with MetLife's approval.

    CHOICE OF INCOME PLANS. See "Certificate Benefits--Optional Income Plans" and "Certificate Rights-- Surrenders," regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from the Administrative Office, and reference should be made to these forms for further details.

    LIMITATIONS. If the payee is not a natural person, the choice of an income plan will be subject to MetLife's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

    INCOME PLAN RATES. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by MetLife but never less than 3% per year. Life income payments will be based on a rate set by MetLife and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Certificate. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

    Optional insurance benefit riders may be attached to a Certificate, subject to, their availability under the Group Policy, their availability under state law, certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Certificate with riders from the Administrative Office. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

    The following riders will be provided to all Owners if elected by the participating entity:

    WAIVER OF MONTHLY DEDUCTION DURING TOTAL DISABILITY. This rider waives the entire monthly deduction during the "Total Disability" of the covered person if the covered person is "Totally Disabled" for at least six months beginning prior to age 60. "Total Disability" or "Totally Disabled" means that because of sickness or an injury the covered person cannot do his or her job, and cannot do any other job for which they are fit by education, training or experience. Monthly deductions will continue to be waived until the earliest of the following: (a) the date the covered person is no longer totally disabled, or (b) the date the covered person does not give MetLife proof of Total Disability when required, or (c) the day before the date the covered person becomes 65 years old. If there has been an increase in the death benefit resulting from a request by the Owner and the Owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Certificate. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Certificate would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Certificate to zero, it may be advantageous for the Owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

    ACCELERATED DEATH BENEFIT. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Owner if the covered person's life span has been drastically limited so that the covered person is expected to die within six months or twelve months, as specified in the rider, or is not expected recover from the cause of reduction in life span. In addition some riders also provide this benefit if the covered person is permanently confined to a Nursing Home and has a life expectancy of less than two years. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider.

    Upon payment of a portion of the death benefit, the death benefit under the Certificate is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Certificate in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Certificate loan will be deducted from the payment.


    The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.


    The following riders may be elected by either the participating entity or the Owner, as set forth in the Policy or Certificate:

    ACCIDENTAL DEATH BENEFIT. This rider provides additional insurance equal to an amount stated in the Certificate if the covered person dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the covered person dies from an accident occurring while the covered person is a fare-paying passenger on a common carrier. This rider is available at issue only.


    ACCIDENTAL DEATH OR DISMEMBERMENT BENEFIT. In addition to benefits described under "Accidental Death Benefit," above, this rider provides benefits if a covered person is injured in an accident if the covered loss occurs not more than 90 days after the date of an accident and prior to age 70. Covered losses may include loss of life, a hand, foot or sight of an eye. The amount of benefits on account of a covered person is the amount specified in the Certificate.

    DEPENDENT LIFE BENEFITS. This rider provides insurance on the life of a dependent payable to the Owner or other designated beneficiary while the benefits are in effect for that dependent on the date of death as set forth in this rider. A dependent may be the Owner's spouse or unmarried child. A child who may be covered includes a child who is supported solely by you and permanently living in the home of which you are the head, a child who is legally adopted or a stepchild who lives in your home. A child may be covered until age 19 and in some cases up to 23 years of age. A dependent child with a physical handicap or mental retardation may continue to be a dependent. The amount of dependent term insurance will be specified in the rider.

       METLIFE -REGISTERED TRADEMARK-

       GVUL

       GROUP VARIABLE UNIVERSAL LIFE

       PROSPECTUSES FOR

       - GROUP VARIABLE UNIVERSAL LIFE
               INSURANCE POLICIES AND CERTIFICATES

             ISSUED BY

                METROPOLITAN LIFE INSURANCE
                  COMPANY

             - METROPOLITAN SERIES FUND, INC.

                    ML-GVUL (5/97 EDITION) PRINTED IN U.S.A.
                    POLICY FORM NO. 2130-S
                             (EXP 5/98) MLIC-LD

                                 (0598)

[LOGO]

    METLIFE CUSTOMER SERVICE CENTER                              BULK RATE
    177 SOUTH COMMONS DRIVE                                    ZIP+4 BARCODED
    AURORA, ILLINOIS 60507                                   U.S. POSTAGE PAID
    ADDRESS CORRECTION REQUESTED                                RUTLAND, VT
    FORWARDING AND RETURN                                        PERMIT 220
    POSTAGE GUARANTEED

                                    PART II
                REPRESENTATION WITH RESPECT TO FEES AND CHARGES



    MetLife represents that the fees and charges deducted under the Group Policies and Certificates described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife under the Group Policies and Certificates. MetLife bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for MetLife to earn a profit, the degree to which the Group Policies and Certificates include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.


                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

       The facing sheet.

       Cross-Reference Table.


       The Prospectus consisting of 88 pages.


       Undertaking to File Reports, filed with the initial filing of this Registration Statement on April 14, 1995.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, filed with the initial filing of this Registration Statement on April 14, 1995.


       Representation with respect to fees and charges filed herewith.


       The signatures.

       Written Consents of the following persons:

        Christopher  P.  Nicholas,  filed  with  the  initial  filing  of   this
        Registration Statement on April 14, 1995.

        George J. Kalb (filed with Exhibit 6 below)


        Deloitte & Touche LLP


       The following exhibits:


      1.A         (1) --Resolution of Board of Directors of Metropolitan Life effecting the
                        establishment of Metropolitan Life Separate Account...........................    *
                  (2) --Not Applicable
                  (3) --(a) Not Applicable
                      --(b) Form of Selected Broker Agreement.........................................   +++
                      --(c) Schedule of sales commissions.............................................    **
                  (4) --Not applicable
                  (5) --(a) Specimen Group Variable Universal Life Insurance Policy (including any
                            alternate pages as required by state law) with form of riders, if any.....    ++
                      --(b) Specimen Group Variable Universal Life Insurance Certificate issued under the Group Variable Universal Life Policy (including any alternate pages as
                            required by state law) with form of riders, if any........................    ++
                  (6) --(a) Charter and By-Laws of Metropolitan Life..................................   ++++
                      --(b) Amendment to By-Laws......................................................   ++++
                  (7) --Not Applicable
                  (8) --Not Applicable
                  (9) --Not Applicable

                 (10) --(a) Application Form for Policy and Form of Receipt...........................   +++
                      --(b) Enrollment Form for Certificate and Form of Receipt.......................   +++
                      --(c) Request For Systematic Transfer Option Form...............................   +++
       2.             --See Exhibit 1.A(5) above
       3.             --Opinion and consent of Counsel as to the legality of the securities being
                        sold..........................................................................    ++
       4.             --Not Applicable
       5.             --Not Applicable
       6.             --Opinion and consent of George J. Kalb relating to the Group Variable Universal
                        Life Insurance Policies.......................................................  +++++
       7.             --Powers of Attorney............................................................    *
      10.             --Memorandum describing certain procedures filed pursuant to Rule
                        6e-3(T)(b)(12)(iii)...........................................................    ++
      27.             --Financial Data Schedule of Separate Account UL (period ending December 31,
                        1996).........................................................................    +


---------
    + Filed herewith.


    * Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.



   ** Incorporated by reference from the sections entitled "Distribution of the Group Policies and Certificates" in the prospectuses that are included in this amended Registration Statement.


   ++ Included in the initial filing of this Registration Statement of  Separate
      Account UL (File No. 33-91226) on April 14, 1995.

  +++ Included   in  the  filing  of  Pre-Effective  Amendment  No.  1  of  this
      Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.


 ++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.



+++++ Included in the filing of Post-Effective Amendment No. 3 to this Registration Statement of Separate Account UL (File No. 33-91226) on February 28, 1997.

                                   SIGNATURES



    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 30TH DAY OF APRIL, 1997.



                                                 METROPOLITAN LIFE
                                                 INSURANCE COMPANY
(SEAL)

                                                       By:             /s/ GARY A. BELLER
                                                   -------------------------------------------
                                                              GARY A. BELLER, ESQ.
                                                   EXECUTIVE VICE-PRESIDENT & GENERAL COUNSEL
      Attest:             /s/ RUTH GLUCK
    --------------------------------------
                        RUTH GLUCK, ESQ.
                       ASSISTANT SECRETARY



    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                     SIGNATURE                                             TITLE                               DATE
---------------------------------------------------  --------------------------------------------------  -----------------

                         *                           Chairman, President,
     ----------------------------------------          Chief Executive Officer
                  HARRY P. KAMEN                       and Director (Principal
                                                       Executive Officer)

                         *                           Senior Executive Vice-
     ----------------------------------------          President and Chief
                 STEWART G. NAGLER                     Financial Officer
                                                       (Principal Financial
                                                       Officer)

                         *                           Senior Vice-President and
     ----------------------------------------          Controller (Principal
                FREDERICK P. HAUSER                    Accounting Officer)

                         *                           Director
     ----------------------------------------
                CURTIS H. BARNETTE

                         *                           Director
     ----------------------------------------
                   GERALD CLARK

                         *                           Director
     ----------------------------------------
                 JOAN GANZ COONEY

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                                 April 30, 1997
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

                     SIGNATURE                                             TITLE                               DATE
---------------------------------------------------  --------------------------------------------------  -----------------

                         *                           Director
     ----------------------------------------
                BURTON A. DOLE, JR.

                         *                           Director
     ----------------------------------------
                 JAMES R. HOUGHTON

                         *                           Director
     ----------------------------------------
                 HELENE L. KAPLAN

                         *                           Director
     ----------------------------------------
                CHARLES M. LEIGHTON

                         *                           Director
     ----------------------------------------
                RICHARD J. MAHONEY

                         *                           Director
     ----------------------------------------
                  ALLEN E. MURRAY

                         *                           Director
     ----------------------------------------
                JOHN J. PHELAN, JR.

                         *                           Director
     ----------------------------------------
                 JOHN B. M. PLACE

                         *                           Director
     ----------------------------------------
                   HUGH B. PRICE

                         *                           Director
     ----------------------------------------
                ROBERT G. SCHWARTZ

                         *                           Director
     ----------------------------------------
              RUTH J. SIMMONS, PH.D.

                         *                           Director
     ----------------------------------------
                 WILLIAM S. SNEATH

                                                     Director
     ----------------------------------------
              WILLIAM C. STEERE, JR.

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                                 April 30, 1997
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 30TH DAY OF APRIL, 1997.



                                              METROPOLITAN LIFE
                                              SEPARATE ACCOUNT UL
                                                               (REGISTRANT)

                                              By:  METROPOLITAN LIFE
                                                        INSURANCE COMPANY
                                                               (DEPOSITOR)

                                                      By:         /s/ GARY A. BELLER
                                                    ----------------------------------
(SEAL)                                                     GARY A. BELLER, ESQ.
                                                         EXECUTIVE VICE-PRESIDENT
                                                           AND GENERAL COUNSEL

      Attest:           /s/ RUTH GLUCK
    -----------------------------------
                            RUTH GLUCK, ESQ.
                         ASSISTANT SECRETARY

                         INDEPENDENT AUDITORS' CONSENT



Metropolitan Life Insurance Company:



    We consent to the use in this Post-Effective Amendment No. 3 to the Registration Statement No. 33-91226 of Metropolitan Life Separate Account UL on Form S-6 of our report dated February 28, 1997 relating to Metropolitan Life
Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement, our report dated April 4, 1997 relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


New York, New York


April 28, 1997